 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

SCHEDULE 14C INFORMATION STATEMENT

Pursuant to Section 14(c) of the
Securities Exchange Act of 1934

Check the appropriate box:

☐ Preliminary Information Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☒ Definitive Information Statement

PASSPORT ARTS INC.

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the Appropriate Box):

☒ No fee required
☐ Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

1. Title of each class of securities to which transaction applies:

2. Aggregate number of securities to which transaction applies:

3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11

4. Proposed maximum aggregate value of transaction

5. Total fee paid

☐ Check box if any party of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

PASSPORT ARTS INC.
1110 South Avenue, Suite 100
Staten Island, NY 10314
(212) 768-7687

NOTICE OF SHAREHOLDER ACTION BY WRITTEN CONSENT

To the Stockholders of Passport Arts Inc.:

This Information Statement is furnished to the stockholders of Passport Arts Inc., a Nevada corporation (“Passport Arts or the Corporation”), in connection with our prior receipt of approval by written consents in  lieu of a special meeting, of the holder of a majority of our common stock authorizing the board of directors of Passport Arts, to: (i) effectuate the reincorporation of Passport Arts to the State of Delaware from the State of Nevada to be accomplished by the merger of Passport Arts with a  wholly owned subsidiary, Soupman, Inc. (‘Soupman”), a Delaware corporation, with Soupman surviving the merger (the “Domicile Change”); and (ii) approving the Passport Arts 2010 Stock Incentive Plan (“SOP”).

On December 15, 2010, Passport Arts obtained the approval of the Domicile Change and SOP by written consent of a stockholder that is the record owner of 3,360,100 shares of common stock which represented over 50% of the voting power as of December 15, 2010.  The Domicile Change cannot be effectuated until 20 days after the mailing of this Information Statement and after the requisite filings are made with the Secretary of State of the States of Nevada and Delaware.

PASSPORT ARTS IS NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED TO NOT SEND A PROXY.   Because the written consent of the holder of a majority of our voting power satisfies all applicable stockholder voting requirements, we are not asking for a proxy: please do not send us one.

Only stockholders of record at the close of business on December 15, 2010 (the “Record Date”) shall be given a copy of the Information Statement.  The date on which this Information Statement will be sent to stockholders will be on or about January 7, 2011.

The accompanying information statement is for information purposes only.  Please read it carefully.

By Order of the Board of Directors

/s/ Arnold Casale
Arnold Casale
Chief Executive Officer

January 5, 2011

This information statement is being furnished to all holders of the common stock of Passport Arts in connection with the proposed action by Written Consent to authorize the board of directors to carry out the process to move the domicile of the Corporation from the State of Nevada to the State of Delaware and to authorize the approval of the Passport Arts 2010 Stock Incentive Plan.

ITEM 1.

INFORMATION STATEMENT

This information statement is being furnished to all holders of the common stock of Passport Arts, in connection with resolutions of the Board of Directors and the written consent of the holder of in excess of 50% of the voting rights of the shareholders of Passport Arts. The Board of Directors, as approved by the written consent of the holder of in excess of 50% of the voting rights of the shareholders of Passport Arts as of the Record Date, provides public notice of the approval and authorization to carry out the process to move the domicile of the Corporation from the State of Nevada to the State of Delaware.  In addition, the holder of in excess of 50% of the voting rights of the shareholders of Passport Arts approved the adoption of the 2010 Stock Incentive Plan.

The Board of Directors has unanimously approved the Domicile Change and SOP and a person owning a majority of the outstanding voting securities of Passport Arts as of the Record Date, has adopted, ratified and approved the proposed actions. No other votes are required or necessary to effectuate the proposed actions.  See the caption "Vote Required for Approval" below. Such action by our shareholders will be effective 20 calendar days after the date this Information Statement is first mailed to our shareholders and after the filing of required notices with the Nevada Secretary of State's office and the State of Delaware.

The Annual Report on Form 10-K for the year ended August 31, 2010, and any reports on Form 8-K and 10-Q filed by Passport Arts during the past year with the Securities and Exchange Commission may be viewed on the Securities and Exchange Commission’s website at www.sec.gov in the Edgar Archives. Passport Arts is presently current in the filing of all reports required to be filed by it. See the caption Additional Information, below.

GRANT AUTHORITY TO THE BOARD OF DIRECTORS TO THE REINCORPORATION MERGER

Passport Arts believes that the reincorporation in Delaware will provide a greater measure of flexibility and simplicity in corporate transactions and reduce taxes and other costs of doing business. We also believe Delaware provides a recognized body of corporate law that will facilitate corporate governance by our officers and directors. Delaware is a favorable legal and regulatory environment in which to operate and where a substantial number of Fortune 500 companies and New York and American Stock Exchange listed firms are incorporated today. For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws that are periodically updated and revised to meet changing business needs. As a result, many major corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware in a manner similar to that which we proposed. Because of Delaware's longstanding policy of encouraging incorporation in that state, and consequently its preeminence as the state of incorporation for many major corporations, the Delaware courts have developed a considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations. It is anticipated that Delaware corporate law will continue to be interpreted and explained in a number of significant court decisions that may provide greater predictability with respect to our corporate legal affairs. Certain aspects of Delaware corporate law have, however, been criticized on the ground that they do not afford minority shareholders the same substantive rights and protection as are available in a number of other states. In addition, the Domicile Change will also result in a change in our corporate name to Soupman, Inc. which will allow us to reflect the changing nature of our business.

PROCESS TO REDOMICILE.

The Nevada corporation, Passport Arts, will enter into an agreement of merger with its subsidiary, Soupman, that will allow for all debts, assets, obligations, shares and the current officers to continue after the merger is completed and the separate existence of Passport Arts shall cease. Soupman, the Delaware corporation, will survive the merger. After the reincorporation merger, each share of common stock of the Nevada corporation will be exchanged for one share of common stock of Soupman.  Upon consummation of the reincorporation merger, the shareholders of the Nevada Corporation will become shareholders of Soupman which is a corporation formed under the laws of the State of Delaware and their rights as shareholders will be governed by the laws of the State of Delaware. Each share of Soupman owned by us will be cancelled and resume to the status of authorized and unissued common stock.  Filings to formalize those actions will be filed with the appropriate officials in the States of Nevada and Delaware. Upon the filing with the respective states being accepted and the completion of the 20 day mailing waiting period required under the Securities Exchange Act of 1934 for this Information Statement, the actions described will then become final and the shareholders of Passport Arts will be shareholders of Soupman.  Passport Arts is currently authorized to issue 100,000,000 shares of its common stock of which 3,893,600 shares were  issued and outstanding on December 15, 2010 and 100,000,000 shares of preferred stock of which no shares are currently issued and outstanding. Shareholders holding votes equal to not less than 3,360,100 of the voting rights have consented in writing to the proposal, this constitutes approval of not less than 86.30% of the voting rights entitled to vote in any shareholder action as of the Record Date. The stated voting rights of the preferred shares outlined above will constitute a majority of all votes on any matter presented to the shareholders.

 EFFECT OF THE CHANGE IN DOMICILE

The change in domicile will not result in a change in management, assets, liabilities or net worth. As previously stated, the Nevada corporation in which the shareholders will own stock will have a new name Soupman, Inc. The name of the Delaware corporation will reflect the new business of Passport Arts, the soup business. The articles of incorporation and bylaws of Soupman at the time of the merger shall remain the articles of incorporation and bylaws of the surviving entity. The existing Delaware corporation will have a total authorized common stock of 75,000,000, par value $.001 per share and 25,000,000 shares of preferred stock, $.001 per share, with the same rights and designations as currently exists. In addition, there will be certain procedural differences such as the registered office and agent of Passport Arts is an office and agent in Nevada and for Soupman is an office and agent in Delaware. There are also substantive differences between the Nevada corporate law and the Delaware corporate law. Certain substantive changes to the Articles of Incorporation, Bylaws and many of the material differences between Nevada and Delaware law are discussed below. Such summary does not purport to be complete and is qualified in its entirety by reference to the Delaware and Nevada corporate laws and our Articles of Incorporation and Bylaws.

All issued and outstanding options, warrants, and convertible securities would be appropriately adjusted for the reincorporation merger on the same basis as the shares and all shares outstanding on the effective date of the reincorporation merger would convert into one share of the new Delaware corporation with the same rights, options, voting powers and entitlements as previously held through the Nevada corporation. All shares, options, warrants or convertible securities that Passport Arts has agreed to issue (or agrees to issue prior to the effective date of the move) also will be appropriately adjusted to reflect the new Delaware Corporation.

After the reincorporation merger is authorized and completed administratively there will not be a requirement that shareholders obtain new or replacement share certificates. Each holder of record of shares of Passport Arts’ common stock that is outstanding on the effective date of the move may contact Passport Arts’ transfer agent to exchange the old Nevada certificates for new Delaware certificates representing the number of shares of common shares into which the existing shares have been converted as a result of the reincorporation merger.

Changes from Delaware law to Nevada law

When the Merger is completed, the rights of shareholders will be governed by Soupman’s articles of incorporation and bylaws and the Delaware General Corporation Law ("DGCL"). Shareholders should consider the following comparison of the DGCL and Soupman’s articles of incorporation and bylaws, on the one hand, and the Nevada Revised Statutes ("NRS") and the Passport Art’s existing certificate of incorporation and bylaws, on the other. This comparison is not intended to be complete and is qualified in its entirety by reference to the DGCL and Soupman's articles of incorporation and bylaws and the NRS and Passport Arts’ certificate of incorporation and bylaws.  Soupman 's articles of incorporation and its bylaws are attached hereto as an exhibit. Passport Arts’ existing certificate of incorporation and bylaws are also attached hereto as an exhibit. The DGCL and Soupman 's articles of incorporation and bylaws contain provisions that could have an anti-takeover effect. The provisions included in Soupman 's articles of incorporation and bylaws are intended to enhance the likelihood of continuity and stability in the composition of the board of directors and in the policies formulated by the board of directors and to discourage transactions that may involve an actual or threatened change of control of Soupman that the Board of Directors does not believe is in the best interests of shareholders.

The NRS provides that any merger, consolidation or share exchange of a Nevada corporation, as well as the sale, lease, exchange or disposal of all or substantially all of its assets not in the ordinary course of business, generally must be recommended by the Board of Directors and approved by a vote of a majority of the outstanding shares of stock of the corporation entitled to vote on such matters, unless the articles of incorporation provide otherwise. Under the NRS, the vote of the shareholders of a corporation surviving a merger is not required if: (a) The articles of  incorporation of the surviving domestic corporation will not differ from its articles before the merger; (b) each stockholder of the surviving domestic corporation whose shares were outstanding immediately before the Effective date of the merger will hold the same number of shares, with identical designations, preferences, limitations and relative rights immediately after the merger; (c) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issued as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20% the total number of voting shares of the surviving domestic corporation outstanding immediately before the merger; and (d) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20% the total number of participating shares outstanding immediately before the merger. The DGCL contains similar provisions.

Under the NRS and DGCL, unless the articles of incorporation of a corporation otherwise provide, amendments of its articles of incorporation generally require the approval of the holders of a majority of the outstanding stock entitled to vote on the amendment, and if the amendment would increase or decrease the number of authorized shares of any class or series or the par value of shares of that class or series or would adversely affect the rights, powers or preferences of that class or series, a majority of the outstanding stock of that class or series also would be required to approve the amendment.

Under the DGCL, directors can amend the bylaws of a corporation only if the right to do so is expressly conferred upon the directors in its certificate of incorporation. In contrast, under the NRS, the directors are free to amend the bylaws.

Under the NRS a special meeting of shareholders can be called by the corporation's board of directors, any two directors or the President.  Under the DGCL, a special meeting of shareholders can be called by the corporation's board of directors or by any person or persons authorized by the corporation's articles of incorporation or bylaws. Under Soupman's bylaws, special meetings of the shareholders, for any purpose or purposes unless otherwise prescribed by statute, may be called at any time by the Chairman of the Board, if any, the Vice Chairman of the Board, if any, or the President to be held at such date, time and place either within or without the State of Delaware as may be stated in the notice of the meeting.  A special meeting of stockholders shall be called by the Secretary upon the written request, stating the purpose of the meeting, of stockholders who together own of record a majority of the outstanding shares of each class of stock entitled to vote at such meeting.

Both the NRS and the DGCL permit corporate action without a meeting of shareholders upon the written consent of the holders of that number of shares necessary to authorize the proposed corporate action being taken, unless the certificate of incorporation or bylaws expressly provide otherwise. If proposed corporate action is taken without a meeting by less than the unanimous written consent of shareholders, the DGCL requires that prompt notice of the taking of the action be sent to those shareholders who have not consented in writing (the NRS does not requires this). Passport Arts’ and Soupman's bylaws both provide that corporate action without a meeting of shareholders may be taken by holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize such action at a meeting.

The bylaws of Passport Arts provide that the number of directors shall be one or more as determined from time to time by the board Soupman's bylaws also specify not less than one. Under both sets of bylaws, the directors are to serve until the next annual meeting of the shareholders.

No holder of Soupman common stock or Passport Arts common stock has the right to vote cumulatively in the election of directors.

Under the DGCL, any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares entitled to vote in an election of directors unless provided otherwise by the corporation's certificate of incorporation. Under the NRS, any director may be removed by the vote of shareholders representing not less than two-thirds of the voting power entitled to vote. The NRS does not distinguish between removal with or without cause.  The bylaws of Passport Arts follow the provisions in the NRS; Soupman's bylaws are silent on the removal of directors, therefore the DGCL would control. Under both the Soupman’s bylaws and Passport Art’s bylaws, newly created directorships resulting from any increase in the number of directors or any vacancies on the board of directors may be filled by the affirmative vote of a majority of the directors then in office. In addition, both sets of bylaws provide that the directors elected to fill vacancies on the board of directors will hold office until the next annual meeting of the shareholders.

The NRS and the DGCL both have provisions and limitations regarding directors' liability. The NRS and DGCL permit a corporation to include in its articles or certificate of incorporation a provision that eliminates or limits the personal liability of a director to the corporation or its shareholders for monetary damages. However, under the DGCL this provision may not eliminate or limit the liability of a director: (1) for any breach of the director's duty of loyalty to the corporation or its shareholders; (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (3) for declaration of unlawful dividends or illegal redemptions or stock repurchases; or (4) for any transaction from which the director derived an improper personal benefit. Under the NRS, the limitation of liability is for other than acts or omissions which involve intentional misconduct, fraud, or a knowing violation of law. The certificate of incorporation of Passport Arts contains provisions which follow the numbered items listed above. While these provisions provide directors with protection from awards for monetary damages for breaches of their duty of care, it does not eliminate that duty. Accordingly, these provisions have no effect on the availability of equitable remedies like an injunction or rescission based on a director's breach of his duty of care. These provisions apply to an officer only if he/she is also a director and is acting in the capacity as a director, and does not apply to officers who are not directors.

Both the NRS and the DGCL generally permit a corporation to indemnify its directors and officers against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with a third-party action, other than a derivative action, and against expenses actually and reasonably incurred in the defense or settlement of a derivative action, provided that there is a determination that the individual acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation. That determination must be made, in the case of an individual who is a director or officer at the time of the determination: (1) by a majority of the disinterested directors, even though less than a quorum; (2) by independent legal counsel, regardless of whether a quorum of disinterested directors exists; or (3) by a majority vote of the shareholders, at a meeting at which a quorum is present. Both the NRS and the DGCL require indemnification of directors and officers for expenses relating to a successful defense on the merits or otherwise of a derivative or third-party action. Also, both the NRS and the DGCL permit a corporation to advance expenses relating to the defense of any proceeding to directors and officers contingent upon those individuals' commitment to repay any advances unless it is determined ultimately that those individuals are entitled to be indemnified. Passport Arts’ and Soupman’s bylaws make indemnification of directors and officers mandatory to the fullest extent permitted by law. Soupman's bylaws provide for the advancement of expenses to defend claims and establish procedures for determining whether a director or officer is entitled to indemnification and enforcing rights to indemnification and advancement of expenses.

 Both the NRS and the DGCL permit corporations to purchase or redeem their own shares of capital stock, except, under the DGCL, when the corporation is impaired or when such purchase or redemption would cause any impairment of the capital of the corporation.

No holder of Passport Arts or Soupman common stock has a preemptive right to subscribe to any or all additional issues of the stock of Soupman or Passport Arts.

Under both the NRS and the DGCL, any stockholder with a proper purpose may inspect and copy the books, records and stockholder lists of the corporation.

EXISTING CERTIFICATES SHOULD NOT BE SENT TO THE CORPORATION OR THE TRANSFER AGENT BEFORE THE EFFECTIVE DATE OF THE FILING OF THE PROPOSED MOVE.

Unless and until the shareholder forwards a completed letter of transmittal, together with certificates representing such shareholder's shares of Nevada common stock to the transfer agent and receives in return a new certificate representing shares of Delaware common stock, such shareholder's existing common stock shall be deemed equal to the number of shares of Delaware common shares to which such shareholder is entitled as a result of the move.

CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

The following discussion describes certain material federal income tax considerations relating to the proposed reincorporation merger. This discussion is based upon the Internal Revenue Code, existing and proposed regulations thereunder, legislative history, judicial decisions, and current administrative rulings and practices, all as amended and in effect on the date hereof. Any of these authorities could be repealed, overruled, or modified at any time. Any such change could be retroactive and, accordingly, could cause the tax consequences to vary substantially from the consequences described herein. No ruling from the Internal Revenue Service (the "IRS") with respect to the matters discussed herein has been requested, and there is no assurance that the IRS would agree with the conclusions set forth in this discussion.

This discussion may not address federal income tax consequences that may be relevant to particular shareholders in light of their personal circumstances or to shareholders who may be subject to special treatment under the federal income tax laws. This discussion also does not address any tax consequences under state, local or foreign laws.

SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCE OF THE MOVE FOR THEM, INCLUDING THE APPLICABILITY OF ANY STATE, LOCAL OR FOREIGN TAX LAWS, CHANGES IN APPLICABLE TAX LAWS AND ANY PENDING OR PROPOSED LEGISLATION.

The reincorporation merger is intended to be a tax-free recapitalization to the Corporation and its shareholders. Shareholders will not recognize any gain or loss for federal income tax purposes as a result of the reincorporation merger. The holding period for shares of common stock after the move will include the holding period of shares of common stock before the reincorporation merger, provided, that such shares of common stock are held as a capital asset at the effective date of the amendment. The adjusted basis of the shares of common stock after the move will be the same as the adjusted basis of the shares of common stock before the reincorporation merger.

 Passport Arts believes that the foregoing addresses the material United States federal income tax consequences of the Domicile Change to shareholders. The opinion is based upon the Code, applicable Treasury Regulations, judicial decisions and current administrative rulings, all of which are subject to change with retroactive effect. The tax consequences to shareholders of the Domicile Change may be affected by their particular circumstances and by the applicability to them of one or more special rules like those which apply to dealers in securities, foreign persons, mutual funds, insurance companies and persons who do not hold their shares as capital assets. Therefore, Passport Arts urges shareholders to consult their own tax advisors concerning the effect of the Domicile Change upon them, including the effect of any state, local or other tax to which they may be subject. An opinion of tax counsel will not be provided to shareholders.

QUESTIONS AND ANSWERS REGARDING THE ACTIONS

Q. WHY HAS THE PROPOSAL BEEN MADE TO AUTHORIZE THE REINCORPORATION MERGER FROM NEVADA TO DELAWARE?

A. Our Board of Directors believes that the reincorporation in Delaware will provide a greater measure of flexibility and simplicity in corporate transactions and reduce taxes and other costs of doing business.

WHY HAS THE PROPOSAL BEEN MADE TO ADOPT A STOCK INCENTIVE PLAN?

Our board of directors believes that the adoption of the 2010 Stock Incentive Plan will increase our ability to attract and retain talented employees, consultants and directors and thereby enhance our growth and profitability.

Q. HAS THE BOARD OF DIRECTORS APPROVED THE PROPOSALS TO CONDUCT THE PROPOSED REINCORPORATION MERGER AND THE STOCK INCENTIVE PLAN?

A. All members of the Board of Directors have approved the proposed reincorporation merger and stock incentive plan as is in the best interest of Passport Arts and the best interest of the current shareholders of Passport Arts.

Q. WILL THE PROPOSED REINCORPORATION MERGER RESULT IN ANY TAX LIABILITY TO ME?

A. The proposed reincorporation merger is intended to be tax free for federal income tax purposes.

Q. WHAT VOTE OF THE SHAREHOLDERS WILL RESULT IN THE PROPOSALS BEING PASSED?

A. To approve the proposals, the affirmative vote of a majority of the voting rights of the common stock and other shares holding voting rights is required. Consents in favor of the proposal have already been received from shareholders holding a majority of the voting securities of Passport Arts.

Q. WHO IS PAYING FOR THIS INFORMATION STATEMENT?

A. Passport Arts will pay for the delivery of this information statement.

Q. WHOM SHOULD I CONTACT IF I HAVE ADDITIONAL QUESTIONS?

A: Robert Bertrand, President of Passport Arts Inc.,1110 South Avenue, Suite 100, Staten Island, NY 10314, telephone: (212) 768-7687.

VOTE REQUIRED FOR APPROVAL

The Board of Directors of Passport Arts have adopted, ratified and approved the proposal to authorize the reincorporation merger and the adoption of the SOP and shareholders of the Corporation holding a majority of the voting power on the Record Date have approved the proposed reincorporation merger to the shareholders for their approval.

DISSENTER'S RIGHTS OF APPRAISAL

Any stockholders who vote shares against the reincorporation merger may, under certain conditions, become entitled to be paid for his or her shares of the Corporation's capital stock in lieu of receiving shares of the Delaware corporation. Under Nevada Law Section 92A.380, you, the Corporation's stockholder, have the right to dissent from the reincorporation merger and demand payment of the fair value of your shares of the Corporation's capital stock and are urged to read the full text of the Nevada dissenters' rights statute, which is reprinted in its entirety and attached as Attachment F to this Information Statement. Under Nevada Law, "fair value" is defined with respects to dissenter's shares, as "the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable." The following is a brief summary of the relevant portions of Nevada Law Sections 92A.300 to 92A.500, attached hereto in its entirety as Exhibit H to this Information Statement, which sets forth the procedure for exercising dissenters' rights with respect to the change in domicile and demanding statutory appraisal rights. This discussion and Appendix F should be reviewed carefully by you if you wish to exercise statutory dissenters' rights or wish to preserve the right to do so, because failure to strictly comply with any of the procedural requirements of the Nevada dissenters' rights statute may result in a termination or waiver of dissenters' rights under the Nevada dissenters' rights statute. If you elect to assert dissenters' rights in connection with the reincorporation merger, you must comply with the following procedures:

Within 10 days after the effective time of the reincorporation merger, we will give written notice of the effective time of the change in domicile by certified mail to each stockholder. The notice provided by us will also state where demand for payment must be sent and where share certificates shall be deposited, among other information. Within the time period set forth in the notice, which may not be less than 30 days nor more than 60 days following the date notice is delivered, the dissenting stockholder must make a written demand on us for payment of the fair value of his or her shares and deposit his or her share certificates in accordance with the notice.

Within 30 days after the receipt of demand for the fair value of the dissenters' shares, we will pay each dissenter who complied with the required procedures the amount it estimates to be the fair value of the dissenters' shares, plus accrued interest. Additionally, we shall mail to each dissenting stockholder a statement as to how fair value was calculated, a statement as to how interest was calculated, a statement of the dissenters' right to demand payment of fair value under Nevada law, and a copy of the relevant provisions of Nevada law.

A dissenting stockholder, within 30 days following receipt of payment for the shares, may send us a notice containing such stockholder's own estimate of fair value and accrued interest, and demand payment for that amount less the amount received pursuant to our payment of fair value to such stockholder. If a demand for payment remains unsettled, we will petition the court to determine fair value and accrued interest. If we fail to commence an action within 60 days following the receipt of the stockholder's demand, we will pay to the stockholder the amount demanded by the stockholder in the stockholder's notice containing the stockholder's estimate of fair value and accrued interest.

All dissenting stockholders, whether residents of Nevada or not, must be made parties to the action and the court will render judgment for the fair value of their shares. Each party must be served with the petition. The judgment shall include payment for the amount, if any, by which the court finds the fair value of such shares, plus interest, exceeds the amount already paid. If the court finds that the demand of any dissenting stockholder for payment was arbitrary, vexatious or otherwise not in good faith, the court may assess costs, including reasonable fees of counsel and experts, against such stockholder. Otherwise the costs and expenses of bringing the action will be determined by the court. In addition, reasonable fees and expenses of counsel and experts may be assessed against us if the court finds that it did not substantially comply with the requirements of the Nevada dissenters' rights statute or that it acted arbitrarily, vexatiously, or not in good faith with respect to the rights granted to dissenters under Nevada law.

ADOPTION OF 2010 STOCK INCENTIVE PLAN

BACKGROUND AND PURPOSE

The board of directors has adopted the 2010 Stock Incentive Plan. The board of directors recommended that the 2010 Stock Incentive Plan be adopted, assumed and approved by our stockholders.  The holder of a majority of our outstanding common stock  as of  December 15, 2010 has given its consent to the adoption of the 2010 Stock Incentive Plan.

The purpose of the 2010 Stock Incentive Plan is to increase our ability to attract and retain talented employees, consultants and directors and thereby enhance our growth and profitability. Under the 2010 Stock Incentive Plan, options to purchase common stock, including incentive stock options, restricted stock awards and other equity-based compensation, may be awarded to directors, officers, employees, consultants or other agents.

Stockholder approval of the 2010 Stock Incentive Plan is required for purposes of compliance with certain exclusions from the limitations of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

The following is a summary of the principal features of the 2010 Stock Incentive Plan. This summary is qualified in its entirety by reference to the complete text of the 2010 Stock Incentive Plan, which is attached hereto as an exhibit.  Shareholders are urged to read the actual text of the 2010 Stock Incentive Plan in its entirety.

Purpose of the Plan

The board of directors believes that the Plan is necessary for the Company to attract, retain and motivate its employees, directors and consultants through the grant of stock options, stock appreciation rights, restricted stock and restricted stock units. We believe the Plan best designed to provide the proper incentives for our employees, directors and consultants, ensures our ability to make performance-based awards, and meets the requirements of applicable law. There are currently 9 individuals that would be eligible to participate in the Plan, of which 5 are directors or executive officers and 4 are employees.

Administration

The Plan generally will be administered by our board of directors, which may delegate administration of the Plan to the compensation committee of our board of directors. The administrator of the Plan will have full authority to establish rules and regulations for the proper administration of the Plan, to select the employees, directors and consultants to whom awards are granted, and to set the date of grant, the type of award and the other terms and conditions of the awards, consistent with the terms of the Plan. The administrator of the Plan may modify outstanding awards as provided in the Plan.

Limitation on Awards and Shares Available

As of the date of this information statement, there are 3,000,000 shares of our common stock reserved for grants that may be made under the Plan. This number will not be increased unless it is in connection with an amendment to the Plan that is approved by a majority of the Company’s stockholders

Eligibility

Persons eligible to participate in the Plan include all of our employees, directors and consultants.

Awards

The Plan provides for the grant of: (i) incentive stock options; (ii) nonqualified stock options; (iii) stock appreciation rights; (iv) restricted stock; (v) restricted stock units; and (vi) other stock-based awards to eligible individuals. The terms of the awards will be set forth in an award agreement, consistent with the terms of the Plan. No stock option will be exercisable later than ten years after the date it is granted. The Plan administrator is authorized to grant awards intended to qualify as “performance-based compensation” under Section 162 (m) of the Internal Revenue Code of 1986, as amended.

Stock Options. The Plan administrator may grant incentive stock options as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and nonqualified stock options. Options shall be exercisable for such prices, shall expire at such times, and shall have such other terms and conditions as the Plan administrator may determine at the time of grant and as set forth in the award agreement; however, the exercise price must be at least equal to 100% of the fair market value at the date of grant. The option price is payable in cash or other consideration acceptable to the Company.

Stock Appreciation Rights . The Plan administrator may grant stock appreciation rights with such terms and conditions as the administrator may determine at the time of grant and as set forth in the award agreement. The grant price of a stock appreciation right shall be determined by the administrator and shall be specified in the award agreement; however, the grant price must be at least equal to 100% of the fair market value of a share on the date of grant. Stock appreciation rights may be exercised upon such terms and conditions as are imposed by the Plan administrator and as set forth in the stock appreciation right award agreement.

Restricted Stock. Restricted stock may be granted in such amounts and subject to the terms and conditions as determined by the Plan administrator at the time of grant and as set forth in the award agreement. The administrator may impose performance goals for restricted stock. The administrator may authorize the payment of dividends on the restricted stock during the restricted period.

Other Awards. The Plan administrator may grant other types of equity-based or equity-related awards not otherwise described by the terms of the Plan, in such amounts and subject to such terms and conditions, as the administrator shall determine. Such awards may be based upon attainment of performance goals established by the administrator and may involve the transfer of actual shares to participants, or payment in cash or otherwise of amounts based on the value of shares.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The Board of Directors fixed the close of business on December 15, 2010 as the record date for the determination of the common shareholders entitled to notice of the action by written consent.

As of December 15, 2010, Passport Arts had issued and outstanding 3,893,600 shares of common stock. A shareholder holding a controlling interest equaling not less than fifty percent (50%) of voting rights of the securities of Passport Arts, as of the record date have consented to the action required to carry the proposed reincorporation merger and adopt the Plan

SECURITY OWNERSHIP OF EXECUTIVE OFFICERS, DIRECTORS AND FIVE PERCENT STOCKHOLDERS

The following table sets forth certain information concerning the ownership of the Corporation's common stock as of December 15 , 2010, with respect to: (i) each person known to the Corporation to be the beneficial owner of more than five percent of the Corporation's common stock; (ii) all directors; and (iii) directors and executive officers of the Corporation as a group. As of December 15, 2010, there were 3,893,600 shares of common stock issued and outstanding.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class
Common Stock	Arnold Casale c/o Passport Arts Inc. 1110 South Avenue, Suite 100, Staten Island, NY 10314	3,360,100	86.30%

 On December 15, 2010, the Corporation entered into a Merger Agreement in which The Original Soupman, Inc. (“OSM”) was merged with and into our subsidiary, OSM Merge, Inc., with The Original Soupman, Inc. surviving the merger.  Each outstanding share of common stock and preferred stock of The Original Soupman, Inc. was converted into an aggregate of 14,212,828 shares of our common stock and 1,987,783 shares of preferred stock, respectively. In addition, princinpal and interest on $4,673,000 in OSM convertible notes were converted into 4,830,256 shares of the Corporation’s common stock at an exchange ratio of $1.00 per common share.

The following table sets forth certain information concerning the ownership of the Corporation's common stock as of December 21, 2010, with respect to: (i) each person known to the Corporation to be the beneficial owner of more than five percent of the Corporation's common stock; (ii) all directors; and (iii) directors and executive officers of the Corporation as a group. The notes accompanying the information in the table below are necessary for a complete understanding of the figures provided below. As of December 21, 2010, there were 19,043,084 shares of common stock issued and outstanding and 1,987,783 shares of preferred stock, respectively.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class
Common Stock	Arnold Casale Chief Executive Officer c/o Passport Arts Inc. 1110 South Avenue Suite 100, Staten Island, NY 10314	3,460,100(1)	18.07%

Common Stock	Daniel Rubano Vice President of Franchise Development and Secretary c/o Passport Arts Inc. 1110 South Avenue Suite 100, Staten Island, NY 10314	2,225,000(1)	11.62%

Common Stock	Robert Bertrand President c/o Passport Arts Inc. 1110 South Avenue Suite 100, Staten Island, NY 10314	600,000(1)(2)	3.13%

Common Stock	Seb Rametta c/o Passport Arts Inc. 1110 South Avenue Suite 100, Staten Island, NY 10314	2,998.480(3)	15.18%
All Officers and Directors as a Group (3)		6,285,100(4)	32.41%

1.	Includes 100,000 shares of common stock issuable upon exercise of options that are currently exercisable.

2.	Includes 50,000 shares of common stock issuable upon conversion of preferred stock.

3.
Includes 250,000 shares of common stock issuable upon exercise of options that are currently exercisable.  Includes 774,980 shares of common stock owned by a trust of which Mr. Rametta is the trustee.  Includes 464,750 shares of common stock owned by a trust of which Mr. Rametta is the trustee issuable upon conversion of shares of preferred stock.

4.	Includes 300,000 shares of common stock issuable upon exercise of options that are currently exercisable and 50,000 shares of common stock issuable upon conversion of preferred stock.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed move or in any action covered by the related resolutions adopted by the Board of Directors, which is not shared by all other stockholders.

Nevada Anti-Takeover Provisions

The anti-takeover provisions of Sections 78.411 through 78.445 of the Nevada Corporation Law will apply to us.  Section 78.438 of the Nevada law prohibits a company from merging with or selling more than 5% of our assets or stock to any shareholder who owns or owned more than 10% of any stock or any entity related to a 10% shareholder for three years after the date on which the shareholder acquired our shares, unless the transaction is approved by our Board of Directors.  The provisions also prohibit us from completing any of the transactions described in the preceding sentence with a 10% shareholder who has held the shares more than three years and its related entities unless the transaction is approved by our Board of Directors or a majority of our shares, other than shares owned by that 10% shareholder or any related entity. These provisions could delay, defer or prevent a change in control of the surviving Company.

FORWARD-LOOKING STATEMENTS

This information statement may contain certain “forward-looking” statements (as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the U.S. Securities and Exchange Commission in its rules, regulations and releases) representing our expectations or beliefs regarding our company. These forward-looking statements include, but are not limited to, statements concerning our operations, economic performance, financial condition, and prospects and opportunities. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including factors discussed in this and other of our filings with the U.S. Securities and Exchange Commission.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934, as amended, and in accordance with the Securities Exchange Act, we file periodic reports, documents, and other information with the Securities and Exchange Commission relating to our business, financial statements, and other matters. These reports and other information may be inspected and are available for copying at the offices of the Securities and Exchange Commission, 100 F Street, N.E., Washington, DC 20549. Our SEC filings are also available to the public on the SEC’s website at http://www.sec.gov.

INCORPORATION OF FINANCIAL INFORMATION

We “incorporate by reference” into this Information Statement the information in certain documents we file with the SEC, which means that we can disclose important information to you by referring you to those documents. We incorporate by reference into this information statement the following documents we have previously filed with the SEC: including our Form 10-K annual report for the year ended August 31, 2010 and quarterly reports on Form 10-Q for the past quarters ended November 30, 2009, February 28, 2010 and May 31, 2010, any reports on Form 8-K or other forms which have been filed with the Securities and Exchange Commission are incorporated herein by reference. All of these forms may be accessed through the EDGAR archives, at www.sec.gov.

 Only one information statement is being delivered to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of the stockholders. We will undertake to deliver promptly upon written or oral request a separate copy of the information statement to a stockholder at a shared address to which a single copy of the information statement was delivered. You may make a written or oral request by sending a written notification to our principal executive offices at1110 South Avenue, Suite 100, Staten Island, NY 10314 stating your name, your shared address, and the address to which we should direct the additional copy of the information statement or by calling our principal executive offices. If multiple stockholders sharing an address have received one copy of this information statement and would prefer us to mail each stockholder a separate copy of future mailings, you may send notification to or call our principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this information statement and would prefer us to mail one copy of future mailings to stockholders at the shared address, notification of that request may also be made by mail or telephone call to our principal executive offices.

Dated: January 5, 2011

By Order of the Board of Directors

/s/ Arnold Casale
Arnold Casale, Chief Executive Officer and Director

APPENDICES

Exhibit A –	Written Consent of the Majority Shareholder

Exhibit B –	Certificate of Incorporation of Soupman, Inc.

Exhibit C –	Bylaws of Soupman

Exhibit D –	Articles of Incorporation of Passport Arts Inc. currently in effect

Exhibit E –	Bylaws of Passport Arts Inc. currently in effect

Exhibit F –	Merger Certificates

Exhibit G –	2010 Stock Incentive Plan

Exhibit H –	Notice for Dissenter's Rights and Nevada Statute

Exhibit A

WRITTEN CONSENT
OF THE MAJORITY SHAREHOLDER
OF
PASSPORT ARTS INC.

The undersigned, being the majority shareholder of all of the outstanding shares of common stock of Passport Arts Inc., a Nevada corporation (the “Corporation”), and acting by written consent in lieu of a meeting in accordance with Section 78.320 of the Nevada Revised Statutes, resolves as follows:

RESOLVED, that the Corporation be and hereby is authorized to take all actions to reincorporate in Delaware and change its name to Soupman, Inc.; and

RESOLVED FURTHER, that the 2010 Stock Incentive Plan of the Corporation, in the form attached hereto (the “Plan”), be, and hereby is, approved.

IN WITNESS WHEREOF , the undersigned majority shareholder of the Corporation has executed this Statement of Action by Written Consent as of the 15 th day of December, 2010.

/s/ Arnold Casale
Arnold Casale

A-1

Exhibit B

CERTIFICATE OF INCORPORATION
OF
SOUPMAN, INC.

FIRST: The name of the corporation is: Soupman, Inc.

SECOND: The address of its registered office in the State of Delaware is to be located at The Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle.  The name of its registered agent at such address is The Corporation Trust Company.

THIRD: The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

FOURTH: The total number of shares of stock which the corporation shall have authority to issue is SEVENTY FIVE MILLION (75,000,000) shares of Common Stock, par value $.001 per share (the "Common Stock"), and TWENTY FIVE MILLION (25,000,000) shares of Preferred Stock, par value $.001 per share (the "Preferred Stock").

The Preferred Stock of the corporation shall be issued by the Board of Directors of the corporation in one or more classes or one or more series within any class and such classes or series shall have such voting powers, full or limited, or no voting powers, and such designations, preferences, limitations or restrictions as the Board of Directors of the corporation may determine, from time to time.

The holders of the Common Stock are entitled to one vote for each share held at all meetings of stockholders (and written actions in lieu of meetings).  There shall be no cumulative voting.

Shares of Common Stock and Preferred Stock may be issued from time to time as the Board of Directors shall determine and on such terms and for such consideration as shall be fixed by the Board of Directors.

FIFTH:  The name and mailing address of the sole incorporator is as follows:

NAME	MAILING ADDRESS
Hank Gracin	c/o Gracin & Marlow, LLP
The Chrysler Building
405 Lexington Avenue, 26 th Floor
New York, New York 10174

SIXTH: In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter or repeal the By-laws of the corporation.

SEVENTH: Meetings of stockholders may be held within or without the State of Delaware, as the By-laws may provide.  The books of the corporation may be kept (subject to any provisions contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the By-laws of the corporation.  Elections of directors need not be by written ballot unless the By-laws of the corporation shall so provide.

          EIGHTH: Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this corporation under the provisions of Section 291 of Title 8 of the Delaware General Corporation Law or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under the provisions of Section 279 of Title 8 of the Delaware General Corporation Law order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such manner as the said court directs.  If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.

NINTH: The corporation reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

TENTH: The corporation shall to the fullest extent permitted by Section 145 of the Delaware General Corporation Law, as the same may be amended or supplemented, or by any successor thereto, indemnify and reimburse any and all persons whom it shall have the power to indemnify under said Section from and against any and all of the expenses, liabilities or other matters referred to in, or covered by said Section.  Notwithstanding the foregoing, the indemnification provided for in this Article TENTH shall not be deemed exclusive of any other rights to which those entitled to receive indemnification or reimbursement hereunder may be entitled under any By-law of the corporation, agreement, vote of stockholders or disinterested directors or otherwise.

ELEVENTH: No director of this corporation shall be personally liable to the corporation or any of its stockholders for monetary damages for breach of a fiduciary duty as a director, except for liability: (i) for any breach of a director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law as the same exists or hereafter may be amended, or (iv) for any transaction from which the director derived an improper benefit.  If the Delaware General Corporation Law hereafter is amended to authorize the further elimination or limitation of the liability of directors, then liability of a director of the corporation, in addition to limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended Delaware General Corporation Law.  Any repeal or modification of this paragraph by the stockholders of the corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of directors of the corporation existing at the time of such repeal or modification.

IN WITNESS WHEREOF , I, the undersigned, being the incorporator hereinbefore named, hereby declare and certify the facts herein stated are true, and accordingly have hereunto set my hand this 22nd day of December, 2010.

/s/ Hank Gracin
________________________
Hank Gracin, Sole Incorporator

Exhibit C

BY-LAWS

OF

SOUPMAN, INC.

ARTICLE I

STOCKHOLDERS

Section 1.1     Annual Meetings .  An annual meeting of stockholders shall be held for the election of Directors at such date, time and place either within or without the State of Delaware as may be designated by the Board of Directors from time to time.  Any other proper business may be transacted at the annual meeting.

Section 1.2     Special Meetings .  Special meetings of stockholders may be called at any time by the Chairman of the Board, if any, the Vice Chairman of the Board, if any, or the President to be held at such date, time and place either within or without the State of Delaware as may be stated in the notice of the meeting.  A special meeting of stockholders shall be called by the Secretary upon the written request, stating the purpose of the meeting, of stockholders who together own of record a majority of the outstanding shares of each class of stock entitled to vote at such meeting.

Section 1.3     Notice of Meetings .  Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called.  Unless otherwise provided by law, the written notice of any meeting shall be given not less than ten nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting.  If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder's address as it appears on the records of the Corporation.

Section 1.4     Adjournments .  Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken.  At the adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting.  If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

Section 1.5     Quorum.  At each meeting of stockholders, except where otherwise provided by law or the certificate of incorporation or these by-laws, the holders of a majority of the outstanding shares of each class of stock entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum.  For purposes of the foregoing, two or more classes or series of stock shall be considered a single class if the holders thereof are entitled to vote together as a single class at the meeting.  In the absence of a quorum the stockholders so present may, by majority vote, adjourn the meeting from time to time in the manner provided by Section 1.4 of these by-laws until a quorum shall attend.  Shares of its own capital stock belonging on the record date for the meeting to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

Section 1.6     Organization .  Meetings of stockholders shall be presided over by the Chairman of the Board, if any, or in the absence of the Chairman of the Board by the Vice Chairman of the Board, if any, or in the absence of the Vice Chairman of the Board by the President, or in the absence of the President by a Vice President, or in the absence of the foregoing persons by a chairman designated by the Board of Directors, or in the absence of such designation by a chairman chosen at the meeting.  The Secretary, or in the absence of the Secretary an Assistant Secretary, shall act as secretary of the meeting, but in the absence of the Secretary and any Assistant Secretary the chairman of the meeting may appoint any person to act as secretary of the meeting.

Section 1.7     Voting; Proxies .  Unless otherwise provided in the certificate of incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by such stockholder which has voting power upon the matter in question.  If the certificate of incorporation provides for more or less than one vote for any share on any matter, every reference in these by-laws to a majority or other proportion of stock shall refer to such majority or other proportion of the votes of such stock.  Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period.  A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power.  A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with the Secretary of the Corporation.  Voting at meetings of stockholders need not be by written ballot and need not be conducted by inspectors unless the holders of a majority of the outstanding shares of all classes of stock entitled to vote thereon present in person or by proxy at such meeting shall so determine.  At all meetings of stockholders for the election of directors a plurality of the votes cast shall be sufficient to elect.  With respect to other matters, unless otherwise provided by law or by the certificate of incorporation or these by-laws, the affirmative vote of the holders of a majority of the shares of all classes of stock present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders, provided that (except as otherwise required by law or by the certificate of incorporation) the Board of Directors may require a larger vote upon any such matter.  Where a separate vote by class is required, the affirmative vote of the holders of a majority of the shares of each class present in person or represented by proxy at the meeting shall be the act of such class, except as otherwise provided by law or by the certificate of incorporation or these by-laws.

Section 1.8     Fixing Date for Determination of Stockholders of Record .  In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action.  If no record date is fixed: (1) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; (2) the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the Board is necessary, shall be the day on which the first written consent is expressed; and (3) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.  A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

Section 1.9     List of Stockholders Entitled to Vote .  The Secretary shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder.  Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held.  The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present.

Section 1.10     Consent of Stockholders in Lieu of Meeting .  Any action required by law to be taken at any annual or special meeting of stockholders of the Corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.  Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

ARTICLE II

BOARD OF DIRECTORS

Section 2.1     Powers; Number; Qualifications.  The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, except as may be otherwise provided by law or in the certificate of incorporation.  The Board shall consist of one or more members, the number thereof to be determined from time to time by the Board.  Directors need not be stockholders.

Section 2.2     Election; Term of Office; Resignation; Removal; Vacancies .  Each director shall hold office until the annual meeting of stockholders next succeeding his or her election and until his or her successor is elected and qualified or until his or her earlier resignation or removal.  Any director may resign at any time upon written notice to the Board of Directors or to the President or the Secretary of the Corporation.  Such resignation shall take effect at the time specified therein, and unless otherwise specified therein no acceptance of such resignation shall be necessary to make it effective.  Any director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors; except that, if the certificate of incorporation provides for cumulative voting and less than the entire Board is to be removed, no director may be removed without cause if the votes cast against his or her removal would be sufficient to elect him or her if then cumulatively voted at an election of the entire Board, or, if there be classes of directors, at an election of the class of directors of which he or she is a part.  Whenever the holders of any class or series of stock are entitled to elect one or more directors by the provisions of the certificate of incorporation, the provisions of the preceding sentence shall apply, in respect to the removal without cause of a director or directors so elected, to the vote of the holders of the outstanding shares of that class or series and not to the vote of the outstanding shares as a whole.  Unless otherwise provided in the certificate of incorporation or these by-laws, vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class or from any other cause may be filled by a majority of the directors then in office, although less than a quorum, or by the sole remaining director.  Whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the provisions of the certificate of incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by the sole remaining director so elected.

Section 2.3     Regular Meetings .  Regular meetings of the Board of Directors may be held at such places within or without the State of Delaware and at such times as the Board may from time to time determine, and if so determined notice thereof need not be given.

Section 2.4     Special Meetings .  Special meetings of the Board of Directors may be held at any time or place within or without the State of Delaware whenever called by the Chairman of the Board, if any, by the Vice Chairman of the Board, if any, by the President or by any two directors.  Reasonable notice thereof shall be given by the person or persons calling the meeting.

Section 2.5     Participation in Meetings by Conference Telephone Permitted .  Unless otherwise restricted by the certificate of incorporation or these by-laws, members of the Board of Directors, or any committee designated by the Board, may participate in a meeting of the Board or of such committee, as the case may be, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this by-law shall constitute presence in person at such meeting.

Section 2.6     Quorum; Vote Required for Action .  At all meetings of the Board of Directors one-third of the entire Board shall constitute a quorum for the transaction of business.  The vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board unless the certificate of incorporation or these by-laws shall require a vote of a greater number.  In case at any meeting of the Board a quorum shall not be present, the members of the Board present may adjourn the meeting from time to time until a quorum shall attend.

Section 2.7     Organization .  Meetings of the Board of Directors shall be presided over by the Chairman of the Board, if any, or in the absence of the Chairman of the Board by the Vice Chairman of the Board, if any, or in the absence of the Vice Chairman of the Board by the President, or in their absence by a chairman chosen at the meeting.  The Secretary, or in the absence of the Secretary an Assistant Secretary, shall act as secretary of the meeting, but in the absence of the Secretary and any Assistant Secretary the chairman of the meeting may appoint any person to act as secretary of the meeting.

Section 2.8     Action by Directors Without a Meeting .  Any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board or of such committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee.

Section 2.9     Compensation of Directors .  The Board of Directors shall have the authority to fix the compensation of directors.

ARTICLE III

COMMITTEES

Section 3.1     Committees .  The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the directors of the Corporation.  The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.  In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in place of any such absent or disqualified member.  Any such committee, to the extent provided in the resolution of the Board, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have power or authority in reference to amending the certificate of incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of dissolution, removing or indemnifying directors or amending these by-laws; and, unless the resolution expressly so provides, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock.

Section 3.2     Committee Rules .  Unless the Board of Directors otherwise provides, each committee designated by the Board may adopt, amend and repeal rules for the conduct of its business.  In the absence of a provision by the Board or a provision in the rules of such committee to the contrary, a majority of the entire authorized number of members of such committee shall constitute a quorum for the transaction of business, the vote of a majority of the members present at a meeting at the time of such vote if a quorum is then present shall be the act of such committee, and in other respects each committee shall conduct its business in the same manner as the Board conducts its business pursuant to Article II of these by-laws.

ARTICLE IV

OFFICERS

Section 4.1     Officers; Election .  As soon as practicable after the annual meeting of stockholders in each year, the Board of Directors shall elect a President and a Secretary, and it may, if it so determines, elect from among its members a Chairman of the Board and a Vice Chairman of the Board.  The Board may also elect one or more Vice Presidents, one or more Assistant Vice Presidents, one or more Assistant Secretaries, a Treasurer and one or more Assistant Treasurers and such other officers as the Board may deem desirable or appropriate and may give any of them such further designations or alternate titles as it considers desirable.  Any number of offices may be held by the same person.

Section 4.2     Term of office; Resignation; Removal; Vacancies .  Except as otherwise provided in the resolution of the Board of Directors electing any officer, each officer shall hold office until the first meeting of the Board after the annual meeting of stockholders next succeeding his or her election, and until his or her successor is elected and qualified or until his or her earlier resignation or removal.  Any officer may resign at any time upon written notice to the Board or to the President or the Secretary of the Corporation.  Such resignation shall take effect at the time specified therein, and unless otherwise specified therein no acceptance of such resignation shall be necessary to make it effective.  The Board may remove any officer with or without cause at any time.  Any such removal shall be without prejudice to the contractual rights of such officer, if any, with the Corporation, but the election of an officer shall not of itself create contractual rights.  Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise may be filled for the unexpired portion of the term by the Board at any regular or special meeting.

Section 4.3     Chairman of the Board .  The Chairman of the Board, if any, shall preside at all meetings of the Board of Directors and of the stockholders at which he or she shall be present and shall have and may exercise such powers as may, from time to time, be assigned to him or her by the Board and as may be provided by law.

Section 4.4     Vice Chairman of the Board .  In the absence of the Chairman of the Board, the Vice Chairman of the Board, if any, shall preside at all meetings of the Board of Directors and of the stockholders at which he or she shall be present and shall have and may exercise such powers as may, from time to time, be assigned to him or her by the Board and as may be provided by law.

Section 4.5     President .  In the absence of the Chairman of the Board and Vice Chairman of the Board, the President shall preside at all meetings of the Board of Directors and of the stockholders at which he or she shall be present.  The President shall be the chief executive officer and shall have general charge and supervision of the business of the Corporation and, in general, shall perform all duties incident to the office of president of a corporation and such other duties as may, from time to time, be assigned to him or her by the Board or as may be provided by law.

Section 4.6     Vice Presidents .  The Vice President or Vice Presidents, at the request or in the absence of the President or during the President's inability to act, shall perform the duties of the President, and when so acting shall have the powers of the President.  If there be more than one Vice President, the Board of Directors may determine which one or more of the Vice Presidents shall perform any of such duties; or if such determination is not made by the Board, the President may make such determination; otherwise any of the Vice Presidents may perform any of such duties.  The Vice President or Vice Presidents shall have such other powers and shall perform such other duties as may, from time to time, be assigned to him or her or them by the Board or the President or as may be provided by law.

Section 4.7     Secretary .  The Secretary shall have the duty to record the proceedings of the meetings of the stockholders, the Board of Directors and any committees in a book to be kept for that purpose, shall see that all notices are duly given in accordance with the provisions of these by-laws or as required by law, shall be custodian of the records of the Corporation, may affix the corporate seal to any document the execution of which, on behalf of the Corporation, is duly authorized, and when so affixed may attest the same, and, in general, shall perform all duties incident to the office of secretary of a corporation and such other duties as may, from time to time, be assigned to him or her by the Board or the President or as may be provided by law.

Section 4.8     Treasurer .  The Treasurer shall have charge of and be responsible for all funds, securities, receipts and disbursements of the Corporation and shall deposit or cause to be deposited, in the name of the Corporation, all moneys or other valuable effects in such banks, trust companies or other depositories as shall, from time to time, be selected by or under authority of the Board of Directors.  If required by the Board, the Treasurer shall give a bond for the faithful discharge of his or her duties, with such surety or sureties as the Board may determine.  The Treasurer shall keep or cause to be kept full and accurate records of all receipts and disbursements in books of the Corporation, shall render to the President and to the Board, whenever requested, an account of the financial condition of the Corporation, and, in general, shall perform all the duties incident to the office of treasurer of a corporation and such other duties as may, from time to time, be assigned to him or her by the Board or the President or as may be provided by law.

Section 4.9    Other Officers .  The other officers, if any, of the Corporation shall have such powers and duties in the management of the Corporation as shall be stated in a resolution of the Board of Directors which is not inconsistent with these by-laws and, to the extent not so stated, as generally pertain to their respective offices, subject to the control of the Board.  The Board may require any officer, agent or employee to give security for the faithful performance of his or her duties.

ARTICLE V

STOCK

Section 5.1     Certificates .  Every holder of stock in the Corporation shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairman or Vice Chairman of the Board of Directors, if any, or the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, of the Corporation, certifying the number of shares owned by such holder in the Corporation.  If such certificate is manually signed by one officer or manually countersigned by a transfer agent or by a registrar, any other signature on the certificate may be a facsimile.  In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

Section 5.2     Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates .  The Corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner's legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

ARTICLE VI

MISCELLANEOUS

Section 6.1     Fiscal Year .  The fiscal year of the Corporation shall be determined by the Board of Directors.

Section 6.2     Seal .  The Corporation may have a corporate seal which shall have the name of the Corporation inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors.  The corporate seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

Section 6.3     Waiver of Notice of Meetings of Stockholders, Directors and Committees .  Whenever notice is required to be given by law or under any provision of the certificate of incorporation or these by-laws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice.  Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.  Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors, or members of a committee of directors need be specified in any written waiver of notice unless so required by the certificate of incorporation or these by-laws.

Section 6.4     Indemnification of Directors, Officers and Employees .  The Corporation shall indemnify to the full extent authorized by law any person made or threatened to be made a party to any action, suit or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that such person or such person's testator or intestate is or was a director, officer or employee of the Corporation or serves or served at the request of the Corporation any other enterprise as a director, officer or employee.  For purposes of this by-law, the term “Corporation” shall include any predecessor of the Corporation and any constituent corporation (including any constituent of a constituent) absorbed by the Corporation in a consolidation or merger; the term "other enterprise" shall include any corporation, partnership, joint venture, trust or employee benefit plan; service "at the request of the Corporation" shall include service as a director, officer or employee of the Corporation which imposes duties on, or involves services by, such director, officer or employee with respect to an employee benefit plan, its participants or beneficiaries; any excise taxes assessed on a person with respect to an employee benefit plan shall be deemed to be indemnifiable expenses; and action by a person with respect to an employee benefit plan which such person reasonably believes to be in the interest of the participants and beneficiaries of such plan shall be deemed to be action not opposed to the best interests of the Corporation.

Section 6.5     Interested Directors; Quorum .  No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or her or their votes are counted for such purpose, if: (1) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the Board or the committee, and the Board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (2) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (3) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board, a committee thereof or the stockholders.  Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board or of a committee which authorizes the contract or transaction.

Section 6.6     Form of Records .  Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account and minute books, may be kept on, or be in the form of, punch cards, magnetic tape, photographs, microphotographs or any other information storage device, provided that the records so kept  can be converted into clearly legible form within a reasonable time.  The Corporation shall so convert any records so kept upon the request of any person entitled to inspect the same.

Section 6.7        Amendment of By-Laws .  These by-laws may be amended or repealed, and new by-laws adopted, by the Board of Directors, but the stockholders entitled to vote may adopt additional by-laws and may amend or repeal any by-law whether or not adopted by them.

Exhibit D

From: 2066218813 Page: 2/6 Date: 12/2/2008 3:37:12 PM

02 Dec 2008 1:00PM LUMISCULPT 514-344-3004 p.1

Filed in the office of	Document Number 20080784162-38
Ross Miller Secretary of State State of Nevada	Filing Date and Time 12/02/2008 3:45 PM Entity Number E0731412008-5

ROSS MILLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Articles of Incorporation
(PURSUANT TO NRS CHAPTER 78)

USE BLACK INK ONLY - DO NOT HIGHLIGHT — ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Corporation:	PASSPORT ARTS INC.
2. Registered Agent for Service of Process: (check only one box)	[X] Commercial Registered Agent: THE CORPORATION TRUST COMPANY OF NEVADA (Name) [ ] Noncommercial Registered Agent (name and address below) OR [ ] Office or Position with Entity (name and address below) Name of Noncommercial Registered Agent OR Name of Title of Office or Other Position with Entity 6100 Neil Road, Suite 500 (Street Address) Reno (City) Nevada 89511 (Zip Code) Mailing Address (if different from street address) City Nevada Zip Code
3. Authorized Stock: (number of shares corporation is authorized to issue)	Number of shares with par value: 200,000,000 Par value per share: $ 0.001 Number of shares without par value:
4. Names and Addresses of the Board of Directors/Trustees: (each Director/Trustee must be a natural person at least 18 years of age; attach additional page if more than two directors/trustees)	1) Asbed Palakian (Name) 5147 Mountain Sights (Street Address) Montreal (City) QC (State) H3W 2Y1 (Zip Code) 2) Name Street Address City State Zip Code
5. Purpose: (optional; see instructions)	The purpose of the corporation shall be: See attached
6. Name, Address and Signature of Incorporator: (attach additional page if more than one incorporator)	Asbed Palakian (Name) X /S/Asbed PalaKian (Incorporator Signature) 5147 Mountain Sights (Address) Montreal (City) QC (State) H3W 2Y1 (Zip Code)
7. Certificate of Acceptance of Appointment of Registered Agent:	I hereby accept appointment as Registered Agent for the above named Entity. X [signature] (Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity) 12/02/08 (Date)

This form must be accompanied by appropriate fees.

Nevada Secretary of State NRS 78 Articles Revised on 7-1-08

SCHEDULE A
TO
ARTICLES OF INCORPORATION OF
PASSPORT ARTS INC.

Section 3. Capital Stock

The aggregate number of shares that the Corporation will have authority to issue is Two Hundred Million (200,000,000), of which One Hundred Million (100,000,000) shares will be common stock (“Common Stock”), with a par value of $0.001 per share, and One Hundred Million (100,000,000) shares will be preferred stock, with a par value of $0.001 per share (“Preferred Stock”).

The Preferred Stock may be divided into and issued in series. The Board of Directors of the Corporation is authorized to divide the authorized shares of Preferred Stock into one or more series, each of which shall be so designated as to distinguish the shares thereof from the shares of all other series and classes. The Board of Directors of the Corporation is authorized, within any limitations prescribed by law and this Article, to fix and determine the designations, rights, qualifications, preferences, limitations and terms of the shares of any series of Preferred Stock including but not limited to the following.

(a)	The rate of dividend, the time of payment of dividends, whether dividends are cumulative, and the date from which any dividends shall accrue;

(b)	Whether shares may be redeemed, and, if so, the redemption price and the terms and conditions of redemption;

(c)	The amount payable upon shares in the event of voluntary or involuntary liquidation;

(d)	Sinking fund or other provisions, if any, for the redemption or purchase of shares;

(e)	The terms and conditions on which shares may be converted, if the shares of any series are issued with the privilege of conversion;

(f)
Voting powers, if any, provided that if any of the Preferred Stock or series thereof shall have voting rights, such Preferred Stock or series shall vote only on a share for share basis with the Common Stock on any matter, including but not limited to the election of directors, for which such Preferred Stock or series has such rights; and

(g)
Subject to the foregoing, such other terms, qualifications, privileges, limitations, options, restrictions, and special or relative rights  and preferences, if any, of shares or such series as the Board of Directors of the Corporation may, at the time so acting, lawfully fix and determine under the laws of the State of Nevada.

The Corporation shall not declare, pay or set apart for payment any dividend or other distribution (unless payable solely in shares of Common Stock or other class of stock junior to the Preferred Stock as to dividends or upon liquidation) in respect of Common Stock, or other class of stock junior to the Preferred Stock, nor shall it redeem, purchase or otherwise acquire for consideration shares of any of the foregoing, unless dividends, if any, payable to holders of Preferred Stock for the current period (and in the case of cumulative dividends, if any, payable to holders of Preferred Stock for the current period and in the case of cumulative dividends, if any, for all past periods) have been paid, are being paid or have been set aside for payment, in accordance with the terms of the Preferred Stock, as fixed by the Board of Directors.

In the even of the liquidation of the Corporation, holders of Preferred Stock shall be entitled to receive, before any payment or distribution on the Common Stock or any other class of stock junior to the Preferred Stock upon liquidation, a distribution per share in the amount of the liquidation preference, if any, fixed or determined in accordance with the terms of such Preferred Stock plus, if so provided in such terms, an amount per share equal to accumulated and unpaid dividends in respect of such Preferred Stock (whether or not earned or declared) to the date of such distribution. Neither the sale, lease or exchange of all or substantially all of the property and assets of the Corporation, nor any consolidation or merger of the Corporation, shall be deemed to be a liquidation for the purposes of this Article.

Section 5. Purpose

The nature of the business of the Corporation and the objects or the purposes to be transacted, promoted, or carried on by it are to engage in any lawful activity.

Additional Provisions

Section 8. Acquisition of Controlling Interest

The Corporation elects not to be governed by NRS 78.378 to 78.3793, inclusive.

Section 9. Combinations with Interest Stockholders

The Corporation elects not to be governed by NRS 78.411 to 78.444, inclusive.

Section 10. Liability

To the fullest extent permitted by NRS 78, a director or officer of the Corporation will not be personally liable to the Corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, provided that this article will not eliminate or limit the liability of a director or officer for:

(a)           acts or omissions which involve intentional misconduct, fraud or a knowing violation of law; or

(b)           the payment of distributions in violation of NRS 78.300, as amended.

Any amendment or repeal of this Section 10 will not adversely affect any right or protection of a director of the Corporation existing immediately prior to such amendment or repeal.

Section 11. Indemnification

(a)
Right to Indemnification. The Corporation will indemnify to the fullest extent permitted by law any person (the “Indemnitee”) made or threatened to be made a party to any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative (whether or not by or in the right of the Corporation) by reason of the fact that he or she is or was a director of the Corporation or is or was serving as a director, officer, employee or agent of another entity at the request of the Corporation or any predecessor of the Corporation against judgments, fines, penalties, excise taxes, amounts paid in settlement and costs, charges and expenses (including attorneys' fees and disbursements) that he or she incurs in connection with such action or proceeding.

(b)
Inurement. The right to indemnification will inure whether or not the claim asserted is based on matters that predate the adoption of this Section 11, will continue as to an Indemnitee who has ceased to hold the position by virtue of which he or she was entitled to indemnification, and will inure to the benefit of his or her heirs and personal representatives.

(c)
Non-exclusivity of Rights. The right to indemnification and to the advancement of expenses conferred by this Section 11 are not exclusive of any other rights that an Indemnitee may have or acquire under any statute, bylaw, agreement, vote of stockholders or disinterested directors, these Articles of Incorporation or otherwise.

(d)
Other Sources. The Corporation’s obligation, if any, to indemnify or to advance expenses to any Indemnitee who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or other entity will be reduced by any amount such Indemnitee may collect as indemnification or advancement of expenses from such other entity.

(e)
Advancement of Expenses. The Corporation will, from time to time, reimburse or advance to any Indemnitee the funds necessary for payment of expenses, including attorneys' fees and disbursements, incurred in connection with defending any proceeding for which he or she is indemnified by the Corporation, in advance of the final disposition of such proceeding; provided that the Corporation has received the undertaking of such director or officer to repay any such amount so advanced if it is ultimately determined by a final and unappealable judicial decision that the director or officer is not entitled to be indemnified for such expenses.

Exhibit E

BYLAWS OF
PASSPORT ARTS INC.

A Nevada Corporation

ARTICLE I

S TOCKHOLDERS

SECTION 1

Annual Meeting . Annual meetings of the stockholders of Passport Arts Inc. (the “Corporation”), shall be held on the day and at the time as may be set by the Board of Directors of the Corporation (the “Board of Directors”) from time to time, at which annual meeting the stockholders shall elect by vote a Board of Directors and transact such other business as may properly be brought before the meeting.

SECTION 2

Special Meetings . Special meetings of the stockholders for any purpose or purposes, unless otherwise prescribed by statute or by the Articles of Incorporation, may be called by the President or the Secretary by resolution of the Board of Directors or at the request in writing of stockholders owning a majority in amount of the entire capital stock of the Corporation issued and outstanding and entitled to vote. Such request shall state the purpose of the proposed meeting.

SECTION 3

Place of Meetings . All annual meetings of the stockholders shall be held at the registered office of the Corporation or at such other place within or outside the State of Nevada as the Board of Directors shall determine. Special meetings of the stockholders may be held at such time and place within or outside the State of Nevada as shall be stated in the notice of the meeting, or in a duly executed waiver of notice thereof.

SECTION 4

Quorum; Adjourned Meetings . The holders of at least ten percent (10%) of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the Articles of Incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

SECTION 5

Voting . Each stockholder of record of the Corporation holding stock which is entitled to vote at a meeting shall be entitled at each meeting of stockholders to one vote for each share of stock standing in their name on the books of the Corporation. Upon the demand of any stockholder, the vote for members of the Board of Directors and the vote upon any question before the meeting shall be by ballot.

When a quorum is present or represented at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall be sufficient to elect members of the Board of Directors or to decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes or of the Articles of Incorporation, a different vote is required in which case such express provision shall govern and control the decision of such question.

SECTION 6

Proxies . At any meeting of the stockholders, any stockholder may be represented and vote by a proxy or proxies appointed by an instrument in writing. In the event that any such instrument in writing shall designate two or more persons to act as proxies, a majority of such persons present at the meeting, or, if only one shall be present, then that one shall have and may exercise all of the powers conferred by such written instrument upon all of the persons so designated unless the instrument shall otherwise provide. No proxy or power of attorney to vote shall be used to vote at a meeting of the stockholders unless it shall have been filed with the secretary of the meeting. All questions regarding the qualification of voters, the validity of proxies and the acceptance or rejection of votes shall be decided by the inspectors of election who shall be appointed by the Board of Directors, or if not so appointed, then by the presiding officer of the meeting.

SECTION 7

Action - Without Meeting . Any action which may be taken by the vote of the stockholders at a meeting may be taken without a meeting if authorized by the written consent of stockholders holding at least a majority of the voting power, unless the provisions of the statutes or of the Articles of Incorporation require a greater proportion of voting power to authorize such action in which case such greater proportion of written consents shall be required.

ARTICLE II

  DIRECTORS

SECTION 1

Management of Corporation . The business of the Corporation shall be managed by its Board of Directors which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Articles of Incorporation or by these Bylaws directed or required to be exercised or done by the stockholders.

SECTION 2

Number, Tenure, and Qualifications . The number of directors which shall constitute the whole board shall be at least one. The number of directors may from time to time be increased or decreased by resolution of the Board of Directors to not less than one nor more than fifteen. The Board of Directors shall be elected at the annual meeting of the stockholders and except as provided in Section 2 of this Article, each director elected shall hold office until his successor is elected and qualified. Directors need not be stockholders.

SECTION 3

Vacancies . Vacancies in the Board of Directors including those caused by an increase in the number of directors, may be filled by a majority of the remaining Board of Directors, though not less than a quorum, or by a sole remaining director, and each director so elected shall hold office until his successor is elected at an annual or a special meeting of the stockholders. The holders of two-thirds of the outstanding shares of stock entitled to vote may at any time peremptorily terminate the term of office of all or any of the members of the Board of Directors by vote at a meeting called for such purpose or by a written statement filed with the secretary or, in his absence, with any other officer. Such removal shall be effective immediately, even if successors are not elected simultaneously.

A vacancy or vacancies in the Board of Directors shall be deemed to exist in case of the death, resignation or removal of any directors, or if the authorized number of directors be increased, or if the stockholders fail at any annual or special meeting of stockholders at which any director or directors are elected to elect the full authorized number of directors to be voted for at that meeting.

If the Board of Directors accepts the resignation of a director tendered to take effect at a future time, the Board of Directors or the stockholders shall have power to elect a successor to take office when the resignation is to become effective.

No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of his term of office.

SECTION 4

Annual and Regular Meetings . Regular meetings of the Board of Directors shall be held at any place within or outside the State which has been designated from time to time by resolution of the Board of Directors or by written consent of all members of the Board of Directors. In the absence of such designation, regular meetings shall be held at the registered office of the Corporation. Special meetings of the Board of Directors may be held either at a place so designated or at the registered office.

Regular meetings of the Board of Directors may be held without call or notice at such time and at such place as shall from time to time be fixed and determined by the Board of Directors.

SECTION 5

First Meeting . The first meeting of each newly elected Board of Directors shall be held immediately following the adjournment of the meeting of stockholders and at the place thereof. No notice of such meeting shall be necessary to the Board of Directors in order to legally to constitute the meeting, provided a quorum be present. In the event such meeting is not so held, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors.

SECTION 6

Special Meetings . Special meetings of the Board of Directors may be called by the Chairman or the President or by any Vice President or by any two directors.

Written notice of the time and place of special meetings shall be delivered personally to each director, or sent to each director by mail, facsimile transmission, electronic mail or by other form of written communication, charges prepaid, addressed to him at his address as it is shown upon the records or if such address is not readily ascertainable, at the place in which the meetings of the Board of Directors are   regularly held. In case such notice is mailed, it shall be deposited in the United States mail at least five (5) days prior to the time of the holding of the meeting. In case such notice is hand delivered, faxed or emailed as above provided, it shall be so delivered at least twenty-four (24) hours prior to the time of the holding of the meeting. Such mailing, faxing, emailing or delivery as above provided shall be due, legal and personal notice to such director.

SECTION 7

Business of Meetings . The transactions of any meeting of the Board of Directors, however called and noticed or wherever held, shall be as valid as though held at a meeting duly held after regular call and notice, if a quorum be present, and if, either before or after the meeting, each of the directors not present signs a written waiver of notice, or a consent to holding such meeting, or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

SECTION 8

Quorum, Adjourned Meetings . A majority of the authorized number of directors shall be necessary to constitute a quorum for the transaction of business, except to adjourn as hereinafter provided. Every act or decision made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board of Directors, unless a greater number be required by law or by the Articles of Incorporation. Any action of a majority, although not at a regularly called meeting, and the record thereof, if assented to in writing by all of the other members of the Board of Directors shall be as valid and effective in all respects as if passed by the Board of Directors in regular meeting.

A quorum of the Board of Directors may adjourn any meeting of the Board of Directors to meet again at a stated day and hour-provided, however, that in the absence of a quorum, a majority of the directors present at any meeting of the Board of Directors, either regular or special, may adjourn from time to time until the time fixed for the next regular meeting of the Board of Directors.

Notice of the time and place of holding an adjourned meeting need not be given to the absent directors if the time and place be fixed at the meeting adjourned.

SECTION 9

Committees . The Board of Directors may, by resolution adopted by a majority of the Board of Directors, designate one or more committees of the Board of Directors, each committee to consist of at least one or more of the members of the Board of Directors which, to the extent provided in the resolution, shall have and may exercise the power of the Board of Directors in the management of the business and affairs of the Corporation and may have power to authorize the seal of the Corporation to be affixed to all papers which may require it. Such committee or committees shall have such name or names as may be determined from time to time by the Board of Directors. The members of any such committee present at any meeting and not disqualified from voting may, whether or not they constitute a quorum, unanimously appoint another member of the Board of Directors to act at the meeting in the place of any absent or disqualified member. At meetings of such committees, a majority of the members or alternate members shall constitute a quorum for the transaction of business, and the act of a majority of the members or alternate members at any meeting at which there is a quorum shall be the act of the committee.

The committees shall keep regular minutes of their proceedings and report the same to the Board of Directors.

SECTION 10

Action Without Meeting . Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if a written consent thereto is signed by all members of the Board of Directors or of such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the Board of Directors or committee.

SECTION 11

Special Compensation . The directors may be paid their expenses of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like reimbursement and compensation for attending committee meetings.

ARTICLE III

NOTICES

S ECTION 1

Notice of Meetings . Notices of meetings of stockholders shall be in writing and signed by the President or a Vice President or the Secretary or an Assistant Secretary or by such other person or persons as the Board of Directors shall designate. Such notice shall state the purpose or purposes for which the meeting of stockholders is called and the time and the place, which may be within or without this State, where it is to be held. A copy of such notice shall be delivered personally to, sent by facsimile transmission or electronic mail or shall be mailed, postage prepaid, to each stockholder of record entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before such meeting. If mailed, it shall be directed to a stockholder at his address as it appears upon the records of the Corporation and upon such mailing of any such notice, the service thereof shall be complete and the time of the notice shall begin to run from the date upon which such notice is deposited in the mail for transmission to such stockholder. Personal delivery of any such notice to any officer of a Corporation or association, or to any member of a partnership shall constitute delivery of such notice to such Corporation, association or partnership. In the event of the transfer of stock after delivery of such notice of and prior to the holding of the meeting it shall not be necessary to deliver or mail notice of the meeting to the transferee.

SECTION 2

Effect of Irregularly Called Meetings . Whenever all parties entitled to vote at any meeting, whether of the Board of Directors or stockholders, consent, either by a writing on the records of the meeting or filed with the Secretary, or by presence at such meeting and oral consent entered on the minutes, or by taking part in the deliberations at such meeting without objection, the doings of such meeting shall be as valid as if they had been approved at a meeting regularly called and noticed, and at such meeting any business may be transacted which is not excepted from the written consent or to the consideration of which no objection for want of notice is made at the time, and if any meeting be irregular for want of notice or of such consent, provided a quorum was present at such meeting, the proceedings of said meeting may be ratified and approved and rendered likewise valid and the irregularity or defect therein waived by a writing signed by all parties having the right to vote at such meeting, and such consent or approval of stockholders may be by proxy or attorney, but all such proxies and powers of attorney must be in writing.

SECTION 3

Waiver of Notice . Whenever any notice is required to be given under the provisions of the statutes, of the Articles of Incorporation or of these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

ARTICLE IV

OFFICERS S ECTION 1

Election . The officers of the Corporation shall be chosen by the Board of Directors and shall be a President, a Secretary and a Treasurer, none of whom need be directors of the Corporation. Any person may hold two or more offices. The Board of Directors may appoint a Chairman of the Board of Directors, Vice Chairman of the Board of Directors, one or more Vice Presidents, Assistant Treasurers and Assistant Secretaries.

SECTION 2

Chairman of the Board . The Chairman of the Board of Directors may preside at meetings of the stockholders and the Board of Directors, and may see that all orders and resolutions of the Board of Directors are carried into effect.

SECTION 3

Vice Chairman of the Board . The Vice Chairman of the Board of Directors may, in the absence or disability of the Chairman of the Board of Directors, perform the duties and exercise the powers of the Chairman of the Board of Directors and may perform such other duties as the Board of Directors may from time to time prescribe.

SECTION 4

President . The President may be the Chief Executive Officer of the Corporation and may have active management of the business of the Corporation.

SECTION 5

Vice President . The Vice President may act under the direction of the President and in the absence or disability of the President may perform the duties and exercise the powers of the President. The Vice President may perform such other duties and have such other powers as the President or the Board of Directors may from time to time prescribe. The Board of Directors may designate one or more Executive Vice Presidents or may otherwise specify the order of seniority of the Vice Presidents. The duties and powers of the President may descend to the Vice Presidents in such specified order of seniority.

SECTION 6

Secretary . The Secretary may act under the direction of the President. Subject to the direction of the President, the Secretary may attend all meetings of the Board of Directors and all meetings of the stockholders and record the proceedings. The Secretary may perform like duties for the standing committees when required. The Secretary may give, or cause to be given, notice of all meetings of the stockholders and   special meetings of the Board of Directors, and may perform such other duties as may be prescribed by the President or the Board of Directors.

SECTION 7

Assistant Secretaries . The Assistant Secretaries may act under the direction of the President. In order of their seniority, unless otherwise determined by the President or the Board of Directors, they may, in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary. They may perform such other duties and have such other powers as the President or the Board of Directors may from time to time prescribe.

SECTION 8

Treasurer. The Treasurer may act under the direction of the President. Subject to the direction of the President, the Treasurer may have custody of the corporate funds and securities and may keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and may deposit all monies and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer may disburse the funds of the Corporation as may be ordered by the President or the Board of Directors, taking proper vouchers for such disbursements, and may render to the President and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all transactions as Treasurer and of the financial condition of the Corporation.

If required by the Board of Directors, the Treasurer may give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of the Treasurer’s office and for the restoration to the Corporation, in case of Treasurer’s death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in the Treasurer’s possession or under the Treasurer’s control belonging to the Corporation.

SECTION 9

Assistant Treasurers . The Assistant Treasurers in the order of their seniority, unless otherwise determined by the President or the Board of Directors, may, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer. They may perform such other duties and have such other powers as the President or the Board of Directors may from time to time prescribe.

SECTION 10

Compensation . The salaries and compensation of all officers of the Corporation shall be fixed by the Board of Directors.

SECTION 11

Removal; Resignation . The officers of the Corporation shall hold office at the pleasure of the Board of Directors. Any officer elected or appointed by the Board of Directors may be removed at any time by the Board of Directors. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise shall be filled by the Board of Directors.

ARTICLE V

CAPITAL STOCK

SECTION 1

Certificates . Every stockholder shall be entitled to have a certificate signed by the President or Secretary of the Corporation, certifying the number of shares owned by such stockholder in the Corporation. If the Corporation shall be authorized to issue more than one class of stock or more than one series of any class, the designations, preferences and relative, participating, optional or other special rights of the various classes of stock or series thereof and the qualifications, limitations or restrictions of such rights, shall be set forth in full or summarized on the face or back of the certificate, which the Corporation shall issue to represent such stock.

If a certificate is signed (1) by a transfer agent other than the Corporation or its employees or (2) by a registrar other than the Corporation or its employees, the signatures of the officers of the Corporation may be facsimiles. In case any officer who has signed or whose facsimile signature has been placed upon a certificate shall cease to be such officer before such certificate is issued, such certificate may be issued with the same effect as though the person had not ceased to be such officer. The seal of the Corporation, or a facsimile thereof, may, but need not be, affixed to certificates of stock.

SECTION 2

Surrendered, Lost or Destroyed Certificates . The Board of Directors may direct a certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost or destroyed upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost or destroyed.

SECTION 3

Replacement Certificates . Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation, if it is satisfied that all provisions of the laws and regulations applicable to the Corporation regarding transfer and ownership of shares have been complied with, to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

SECTION 4

Record Date . The Board of Directors may fix in advance a date not exceeding sixty (60) days nor less than ten (10) days preceding the date of any meeting of stockholders, or the date for the payment of any distribution, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, or a date in connection with obtaining the consent of stockholders for any purpose, as a record date for the determination of the stockholders entitled to notice of and to vote at any such meeting, and any adjournment thereof, or entitled to receive payment of any such distribution, or to give such consent, and in such case, such stockholders, and only such stockholders as shall be   stockholders of record on the date so fixed, shall be entitled to notice of and to vote at such meeting, or any adjournment thereof, or to receive payment of such distribution, or to receive such allotment of rights, or to exercise such rights, or to give such consent, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation after any such record date fixed as aforesaid.

SECTION 5

Registered Owner . The Corporation shall be entitled to recognize the person registered on its books as the owner of shares to be the exclusive owner for all purposes including voting and distribution, and the Corporation shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Nevada.

ARTICLE VI

GENERAL PROVISIONS

SECTION 1

Registered Office . The registered office of this Corporation shall be in the State of Nevada.

The Corporation may also have offices at such other places both within and outside the State of Nevada as the Board of Directors may from time to time determine or the business of the Corporation may require.

SECTION 2

Distributions . Distributions upon capital stock of the Corporation, subject to the provisions of the Articles of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Distributions may be paid in cash, in property or in shares of capital stock, subject to the provisions of the Articles of Incorporation.

SECTION 3

Reserves . Before payment of any distribution, there may be set aside out of any funds of the Corporation available for distributions such sum or sums as the Board of Directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing distributions or for repairing or maintaining any property of the Corporation or for such other purpose as the Board of Directors shall think conducive to the interest of the Corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

SECTION 4

Checks; Notes . All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

SECTION 5

Fiscal Year . The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

SECTION 6

Corporate Seal. The Corporation may or may not have a corporate seal, as may from time to time be determined by resolution of the Board of Directors. If a corporate seal is adopted, it shall have inscribed thereon the name of the Corporation and the words "Corporate Seal" and "Nevada". The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any manner reproduced.

ARTICLE VII

INDEMNIFICATION

  SECTION 1

Indemnification of Officers and Directors, Employees and Other Persons . Every person who was or is a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or a person of whom he is the legal representative is or was a director or officer of the Corporation or is or was serving at the request of the Corporation or for its benefit as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under the general corporation law of the State of Nevada from time to time against all expenses, liability and loss (including attorneys' fees, judgments, fines and amounts paid or to be paid in settlement) reasonably incurred or suffered by him in connection therewith. The expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the Corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the Corporation. Such right of indemnification shall be a contract right which may be enforced in any manner desired by such person. Such right of indemnification shall not be exclusive of any other right which such directors, officers or representatives may have or hereafter acquire and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any bylaw, agreement, vote of stockholders, provision of law or otherwise, as well as their rights under this Article.

SECTION 2

Insurance . The Board of Directors may cause the Corporation to purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another Corporation, or as its representative in a partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the Corporation would have the power to indemnify such person.

SECTION 3

Further Bylaws . The Board of Directors may from time to time adopt further Bylaws with respect to indemnification and may amend these and such Bylaws to provide at all times the fullest indemnification permitted by the General Corporation Law of the State of Nevada.

ARTICLE VIII

AMENDMENTS

SECTION 1

Amendments by Board of Directors. The Board of Directors, by a majority vote of the Board of Directors at any meeting may amend these Bylaws, including Bylaws adopted by the stockholders, but the stockholders may from time to time specify particular provisions of the Bylaws, which shall not be amended by the Board of Directors.

ARTICLE IX

TRANSACTIONS WITH STOCKHOLDERS

SECTION 1

Acquisition of Controlling Interest. The Corporation elects not to be governed by NRS 78.378 through 78.3793, inclusive, of the Nevada Private Corporations Act.

SECTION 2

Combinations with Interested Stockholders. The Corporation elects not to be governed by NRS 78.411 through 78.444, inclusive, inclusive, of the Nevada Private Corporations Act.

APPROVED AND ADOPTED this 2nd day of December, 2008.

/s/ Asbed Palakian
Asbed Palakian
President, Secretary, Treasurer and Director

CERTIFICATE

I hereby certify that I am the Secretary of Passport Arts Inc., and that the foregoing Bylaws, constitute the code of Bylaws of Passport Arts Inc., as duly adopted by the Board of Directors of the Corporation on December 2, 2008.

DATED this 2nd day of December, 2008.

/s/ Asbed Palakian
Asbed Palakian
Secretary

Exhibit F

140103

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Articles of Merger
(Pursuant to NRS Chapter 92A)

1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200):

☐ If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from article one.

Passport Arts Inc.
Name of **merging** entity

Nevada
Jurisdiction

Corporation
Entity type *

Name of **merging** entity

Jurisdiction

Entity type *

Name of **merging** entity

Jurisdiction

Entity type *

Name of **merging** entity

Jurisdiction

Entity type *

and,

Soupman, Inc.
Name of **surviving** entity

Delaware
Jurisdiction

Corporation
Entity type *

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

Filing Fee: $350.00

This form must be accompanied by appropriate fees.

Nevada Secretary of State 92A Merger Page 1
Revised: 10-25-10

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 2

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.190):

Attn: Robert Bertrand

c/o: Soupman, Inc.
1110 South Avenue, Suite 100
Staten Island, New York 10314

3) Choose one:

☒ **The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).**

☐ **The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180).**

4) Owner's approval (NRS 92A.200) (options a, b or c must be used, as applicable, for each entity):

☐ **If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from the appropriate section of article four.**

(a) Owner's approval was not required from

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

and, or;

Name of **surviving** entity, if applicable

This form must be accompanied by appropriate fees.

Nevada Secretary of State 92A Merger Page 2
Revised: 10-25-10

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 3

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

(b) The plan was approved by the required consent of the owners of *:

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

and, or;

Name of **surviving** entity, if applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

This form must be accompanied by appropriate fees.

Nevada Secretary of State 92A Merger Page 3
Revised: 10-25-10

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 4

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

(c) Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

and, or;

Name of **surviving** entity, if applicable

This form must be accompanied by appropriate fees.

Nevada Secretary of State 92A Merger Page 4
Revised: 10-25-10

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 5

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

5) Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:

6) Location of Plan of Merger (check a or b):

☐ (a) The entire plan of merger is attached;

or,

☐ (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7) Effective date (optional):** January ___, 2011

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

** A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

This form must be accompanied by appropriate fees.

Nevada Secretary of State 92A Merger Page 5
Revised: 10-25-10

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 6

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

8) Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited-liability limited partnership; A manager of each Nevada limited-liability company with managers or one member if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*

☐ If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from article eight.

Passports Arts Inc.

Name of **merging** entity

X ____________________ Chief Executive Officer ____

Signature Title Date

Name of **merging** entity

X ____________________

Signature Title Date

Name of **merging** entity

X ____________________

Signature Title Date

Name of **merging** entity

X ____________________

Signature Title Date

and,

Soupman, Inc.

Name of **surviving** entity

X ____________________ Chief Executive Officer ____

Signature Title Date

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State 92A Merger Page 6
Revised: 10-25-10

Reset

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filing Instructions for the Amendments Division

IMPORTANT: READ ALL INSTRUCTIONS CAREFULLY BEFORE COMPLETING FORM.

Dear Customer: We value your patronage and desire to provide you the best service possible. In an effort to facilitate your filing we would appreciate your taking a moment to read the following before submitting your document. Failure to include any of the information required on the form may cause the filing to be rejected.

-Thank you-

1.) One file stamped copy of the filing will be returned at no additional charge for most filings. Dissolutions, Cancellations and Withdrawals do not receive a file stamped copy unless requested at the time of filing. To receive a certified copy, enclose an additional $30.00 per certification. A copy fee of $2.00 per page is required for each additional copy generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.

2.) If paying for expedite service, include the word **"EXPEDITE"** in your correspondence.

3.) Verify filing is submitted on the correct form prescribed by the Secretary of State.

4.) Forms must include appropriate signatures as required.

5.) If applicable, include the appropriate names and addresses as requested on the form.

6.) If adding new managers or general partners, their names and addresses must be set forth.

7.) Documents must reflect the complete name of the entity as registered with the Secretary of State.

8.) Attach all pages that are referenced as attachments.

9.) All documents must be legible for filming and/or scanning.

10.) If filing restated articles (containing newly amended articles, deletions or additions), provide a form prescribed by the Secretary of State indicating which articles have been amended, deleted or added. Furthermore, *the articles must contain the necessary amendment language as required by the statutes* governing amendments for that type of business entity.

11.) Verify that the status of the entity is not revoked. Verification may be made by visiting our Web site at www.nvsos.gov or calling this office.

12.) The correct filing date must be provided when required.

13.) All required information must be completed and appropriate boxes checked or filing will be rejected.

14.) Please contact this office for assistance if you are unsure of the filing fee for your document.

All forms may be downloaded from our Web site www.nvsos.gov. The Nevada Revised Statutes may be obtained at http://www.leg.state.nv.us/NRS.

Filing may be submitted at the office of the Secretary of State or by mail at the following addresses:

MAIN OFFICE:
Regular and Expedited Filings

Secretary of State
Amendments Division
204 North Carson Street, Suite 1
Carson City NV 89701-4520
Phone: 775-684-5708
Fax: 775-684-5731

SATELLITE OFFICE:
Expedited Filings Only

Secretary of State – Las Vegas
Commercial Recordings Division
555 East Washington Ave, Suite 5200
Las Vegas NV 89101
Phone: 702-486-2880
Fax: 702-486-2888

Nevada Secretary of State AM Instructions
Revised on: 10-25-10

ROSS MILLER
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

230302

Customer Order Instructions

SUBMIT THIS COMPLETED FORM WITH YOUR FILING

USE BLACK INK ONLY - DO NOT HIGHLIGHT

Processing Service Requested: ☐ Regular ☐ 24-Hour Expedite (additional fee included)

Name of Entity: ____________________ Date: __________

Return to: ____________________

Contact Name: ____________________ Phone: __________

Return Delivery: (email or fax options do not receive a copy via mail; must be ordered separately)

☐ Email to: ____________________ ☐ Fax to: __________

☐ Hold for Pick Up ☐ Mail to Address Above ☐ FedEx: Acct # __________

☐ Other: (explain below)

Order Description: (include items being ordered and fee breakdown)*

*__PLEASE NOTE:__ this office keeps the original paperwork. The first file stamped copy ordered at the time of filing is at no charge. Each additional copy is **$2.00** per page (plus **$30.00** for each certification).

Total Amount: __________

Method of Payment:

☐ Check/Money Order ☐ eCheck/Credit Card (attach checklist) ☐ Trust Account: __________

☐ Use balance remaining in job # __________

Reset

Nevada Secretary of State Customer Order Instructions
Revised: 5-13-10

230402

ROSS MILLER
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

1 or 2-Hour Expedite Customer Order Instructions

SUBMIT THIS COMPLETED FORM WITH YOUR FILING

USE BLACK INK ONLY - DO NOT HIGHLIGHT

Processing Service Requested: ☐ 2-Hour Expedite (additional **$500.00** fee included) ☐ 1-Hour Expedite (additional **$1000.00** fee included)

Name of Entity: ____________________ Date: __________

Return to: ____________________

Contact Name: ____________________ Phone: __________

Return Delivery:

☐ Email to: ____________________ ☐ Fax to: __________

☐ Hold for Pick Up ☐ Mail to Address Above ☐ FedEx: Acct # __________

☐ Other: (explain below)

____

Order Description: (include items being ordered and fee breakdown)*

____

***PLEASE NOTE:** this office keeps the original paperwork. The first file stamped copy ordered at the time of filing is at no charge. Each additional copy is **$2.00** per page (plus **$30.00** for each certification).

Total Amount: __________

Method of Payment:

☐ Check/Money Order ☐ eCheck/Credit Card (attach checklist) ☐ Trust Account: __________

☐ Use balance remaining in job # __________

Nevada Secretary of State 1-2 Hr Customer Order Instructions
Revised: 5-13-10

Reset

ROSS MILLER
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
Phone: (775) 684 5708
Website: www.nvsos.gov

24-hour, 2-hour and 1-hour Expedite Service Guidelines

IMPORTANT: To ensure expedited service, please mark "Expedite" in a conspicuous place at the top of the service request. Please indicate method of delivery.

24-HOUR EXPEDITE SERVICE

The Secretary of State offers a 24-hour expedite service on most filings processed by this office. If you choose to utilize this service, please enclose with your filing the additional expedite fee. Please note that this expedite fee is in addition to the standard fee charged on each filing and/or order. Check the 24-hour expedite box on your customer order instruction form. If not using our order form, state clearly in your cover letter that you are requesting 24-hour expedited service, include your telephone number and return information. Attach the order form or cover sheet to the *top* of your filing and submit to this office. Each filing will be returned by U.S.P.S. regular mail unless other arrangements are made. This office *does not* fax confirmation of a 24-hour expedite.

The fee for 24-hour handling ranges from $25.00 to $125.00. Please consult our fee schedules for the appropriate 24-hour expedite fee. If you require assistance, please contact this office.

Time Constraints: Each filing submitted receives same day filing date and may be picked up within 24-hours. Filings to be mailed the next business day if received by 2:00 pm of receipt date and no later than the 2nd business day if received after 2:00 pm. Expedite period begins when filing or service request is received in this office in fileable form.

2-HOUR EXPEDITE SERVICE

The Secretary of State offers a 2-hour expedite service on most filings processed by this office. If you choose to utilize the 2-hour expedite service, please enclose with your filing an additional $500.00 per filing and/or order. Please note that this expedite fee is in addition to the standard fee charged on each filing and/or order. Complete and submit the 2-hour customer order instruction form. If not using our order form, state clearly in your cover letter that you are requesting 2-hour expedited service and include your telephone number and return information. Attach the order form or cover sheet to the *top* of your filing and submit to this office. Each filing will be returned by U.S.P.S. regular mail unless other arrangements are made.

1-HOUR EXPEDITE SERVICE

The Secretary of State offers a 1-hour expedite service on most filings processed by this office. If you choose to utilize the 1-hour expedite service, please enclose with your filing an additional $1000.00 per filing and/or order. Please note that this expedite fee is in addition to the standard fee charged on each filing and/or order. Complete and submit the 1-hour customer order instruction form. If not using our order form, state clearly in your cover letter that you are requesting 1-hour expedited service and include your telephone number and return information. Attach the order form or cover sheet to the *top* of your filing and submit to this office. Each filing will be returned by U.S.P.S. regular mail unless other arrangements are made.

1-Hour and 2-Hour Time Constraints: Each filing submitted for either 1-hour or 2-hour expedite receives same day filing date and will be acknowledged by fax or e-mail within expedite service time. Failure to indicate method of acknowledgement (fax or e-mail) or to provide a correct fax number or e-mail address may prevent the Secretary of State from acknowledging the filing of such documents. Filings may be picked up within the expedite service period. Filings to be mailed will be mailed out no later than the next business day following receipt. Expedite period begins when filing or service request is received in this office in fileable form.

The Secretary of State reserves the right to extend the expedite period in times of extreme volume, staff shortages or equipment malfunction. These extensions are few and will rarely extend more than a few hours.

Nevada Secretary of State Expedite Guidelines
Revised: 7-1-08

230104

ROSS MILLER
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

ePayment Checklist
(For Counter, Fax and Mail Requests)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

Service Type: ☐ Counter ☐ Mail ☐ Fax

Order Processing Requested: **(Expedite Processing *Requires* Additional Fees)**

☐ Regular Processing ☐ **24-HOUR** Expedite ☐ **2-HOUR** Expedite ☐ **1-HOUR** Expedite

Payment by Card *(card holder name and billing address required below)*

Card Type: ☐ VISA ☐ MasterCard ☐ Discover ☐ American Express

Customer Credit Card Number: ______________________ V CODE*: ________

* 3-digit number found on the far right of the backside of VISA, MasterCard and Discover cards
4-digit number found on the front right side of American Express card.

NOTICE: *For security and verification purposes, all credit card payments must include the 3 or 4-digit CVV2 code (VCode) number located on the credit card. Failure to include this code will result in the rejection of your filing or service request.*

Credit Card Expiration Date: Month ________ Year ________

Amount to Charge Card: USD $ ________

Order Information *(required)*

Entity Name/Order Reference: ________

Card Holder Information:

Name as it Appears on the Account ________

Billing Address ________

City, State, Zip ________

Telephone ________

Payment Authorization

I authorize the Secretary of State to bill an amount not to exceed the following to be charged to the above listed account(s):

X ______________________________

Authorized Signature

Not to Exceed Amount: USD $ ________

Nevada Secretary of State ePayment Checklist
Revised: 11-19-10

Reset

STATE OF DELAWARE
CERTIFICATE OF MERGER OF
FOREIGN CORPORATION INTO
DOMESTIC CORPORATION

Pursuant to Title 8, Section 252 of the Delaware General Corporation Law, the undersigned corporation executed the following Certificate of Merger:

FIRST : The   name of the surviving corporation is Soupman, Inc., a Delaware corporation and the name of the corporation being merged into the surviving corporation is Passport Arts Inc., a Nevada corporation.

SECOND: The Agreement and Plan of Reorganization has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations pursuant to Title 8, Section 252 of the General Corporation Law of the State of Delaware.

THIRD: The name of the surviving corporation is Soupman, Inc., a Delaware corporation.

FOURTH: The Certificate of Incorporation of the surviving corporation shall be its Certificate of Incorporation.

FIFTH: The authorized stock and par value of the non-Delaware corporation is 100,000,000 shares of common stock, par value $.001 per share and 100,000,000 shares of preferred stock, par value $.001 per share.

SIXTH : The merger is to become effective on January 27, 2011.

SEVENTH: The Agreement of Merger is on file at 1110 South Avenue, Suite 100, Staten Island, New York 10314, the place of business of the surviving corporation.

EIGHTH: A copy of the Agreement and Plan of Reorganization will be furnished by the surviving corporation on request, without cost, to any stockholder of the constituent corporations.

IN WITNESS WHEREOF , said surviving corporation has caused this certificate to be signed by an authorized officer, the 5th day of January, 2011.

SOUPMAN, INC.

By:  /s/ Robert Bertrand
Name:  Robert Bertrand
Title:  President

Exhibit G

PASSPORT ARTS INC.
2010 STOCK INCENTIVE PLAN

ARTICLE I
GENERAL

1.1 Purpose

       The purpose of the Passport Arts Inc. 2010 Stock Incentive Plan (the “Plan”) is to provide an incentive for the employees, directors, and consultants to Passport Arts Inc. (the “Company” or “PPOR”) and its subsidiaries an incentive: (a) to enter into and remain in the service of the Company, (b) to enhance the long-term performance of the Company, and (c) to acquire a proprietary interest in the success of the Company.

1.2 Administration

       1.2.1 The Plan shall be administered by the Board of Directors of the Company (the “Board”), which shall consist of not less than two directors. To the extent required for transactions under the Plan to qualify for the exemptions available under Rule 16b-3 (“Rule 16b-3”) promulgated under the Securities Exchange Act of 1934 (the “1934 Act”), all actions relating to awards to persons subject to Section 16 of the 1934 Act shall be taken by the Board unless each person who serves on the Board is a “non-employee director” within the meaning of Rule 16b-3 or such actions are taken by the Board comprised solely of “non-employee directors”. To the extent required for compensation realized from awards under the Plan to be deductible by the Company pursuant to section 162(m) of the Internal Revenue Code of 1986 (the “Code”), the members of the Board shall be “outside directors” within the meaning of section 162(m).

       1.2.2 The Board shall have the authority (a) to exercise all of the powers granted to it under the Plan, (b) to construe, interpret and implement the Plan and any Plan Agreements executed pursuant to Section 2.1, (c) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing its own operations, (d) to make all determinations necessary or advisable in administering the Plan, (e) to correct any defect, supply any omission and reconcile any inconsistency in the Plan, (f) to amend the Plan to reflect changes in applicable law, (g) to determine whether, to what extent and under what circumstances awards may be settled or exercised in cash, shares of the Company’s common stock, par value $.001 (the “Common Stock”), other securities, other awards or other property, or canceled, forfeited or suspended and the method or methods by which awards may be settled, canceled, forfeited or suspended, and (h) to determine whether, to what extent and under what circumstances cash, shares of the Common Stock, other securities, other awards or other property and other amounts payable with respect to an award shall be deferred either automatically or at the election of the holder thereof or of the Board.

       1.2.3 Actions of the Board shall be taken by the vote of a majority of its members. Any action may be taken by a written instrument signed by a majority of the Board members, and action so taken shall be fully as effective as if it had been taken by a vote at a meeting.

       1.2.4 The determination of the Board on all matters relating to the Plan or any Plan Agreement shall be final, binding and conclusive.

       1.2.5 No member of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any award thereunder.

1.3 Persons Eligible for Awards

       Awards under the Plan may be made to such directors, officers and other employees of the Company and its subsidiaries (including prospective employees conditioned on their becoming employees), and to such consultants to the Company and its subsidiaries (collectively, “key persons”) as the Board shall in its discretion select.

1.4 Types of Awards Under the Plan

       Awards may be made under the Plan in the form of: (a) incentive stock options (within the meaning of section 422 of the Code), (b) nonqualified stock options, (c) stock appreciation rights, (d) restricted stock, (e) restricted stock units, and (f) other stock-based awards, all as more fully set forth in Article II. The term “award” means any of the foregoing. No incentive stock option may be granted to a person who is not an employee of the Company on the date of grant.

1.5 Shares Available for Awards

       1.5.1 The total number of shares of the Common Stock which may be transferred pursuant to awards granted under the Plan shall not exceed 3,000,000. Such shares may be authorized but unissued shares of the Common Stock or authorized and issued shares of the Common Stock held in the Company’s treasury or acquired by the Company for the purposes of the Plan. The Board may direct that any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares pursuant to the Plan. If, after the effective date of the Plan, any award is forfeited or any award otherwise terminates or is cancelled without the delivery of shares of Stock, then the shares covered by such award or to which such award relates shall again become available for transfer pursuant to awards granted or to be granted under this Plan. Any shares of Stock delivered by the Company, any shares of Stock with respect to which awards are made by the Company and any shares of Stock with respect to which the Company becomes obligated to make awards, through the assumption of, or in substitution for, outstanding awards previously granted by an acquired entity, shall not be counted against the shares available for awards under this Plan.

       1.5.2 Upon certain changes in Stock, the number of shares of Stock available for issuance with respect to awards under the Plan, as set forth in Sections 1.5.1 and 1.5.2, shall be adjusted pursuant to Section 3.7.1.

       1.5.3 Except as provided in this Section 1.5 and in Section 2.3.7, there shall be no limit on the number or the value of the shares of Stock that may be subject to awards to any individual under the Plan.

1.6 Definitions of Certain Terms

       1.6.1 The “Fair Market Value” of a share of Stock on any day shall be determined as follows.

       (a) If the principal market for the Stock (the “Market”) is a national securities exchange or the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) Market, the last sale price or, if no reported sales take place on the applicable date, the average of the high bid and low asked price of Stock as reported for such Market on such date or, if no such quotation is made on such date, on the next preceding day on which there were quotations, provided that such quotations shall have been made within the ten (10) business days preceding the applicable date;

       (b) If the Market is the Over the Counter Bulletin Board or another market, the average of the high bid and low asked price for Stock on the applicable date, or, if no such quotations shall have been made on such date, on the next preceding day on which there were quotations, provided that such quotations shall have been made within the ten (10) business days preceding the applicable date; or

       (c) In the event that neither paragraph (a) nor (b) shall apply, the Fair Market Value of a share of Stock on any day shall be determined in good faith by the Board.

       1.6.2 The term “incentive stock option” means an option that is intended to qualify for special federal income tax treatment pursuant to sections 421 and 422 of the Code, as now constituted or subsequently amended, or pursuant to a successor provision of the Code, and which is so designated in the applicable Plan Agreement. Any option that is not specifically designated as an incentive stock option shall under no circumstances be considered an incentive stock option. Any option that is not an incentive stock option is referred to herein as a “nonqualified stock option.”

       1.6.3 The term “employment” means, in the case of a grantee of an award under the Plan who is not an employee of the Company, the grantee’s association with the Company or a subsidiary as a director, consultant or otherwise.

       1.6.4 A grantee shall be deemed to have a “termination of employment” upon ceasing to be employed by the Company and all of its subsidiaries or by a corporation assuming awards in a transaction to which section 424(a) of the Code applies. The Board may in its discretion determine (a) whether any leave of absence constitutes a termination of employment for purposes of the Plan, (b) the impact, if any, of any such leave of absence on awards theretofore made under the Plan, and (c) when a change in a non-employee’s association with the Company constitutes a termination of employment for purposes of the Plan. The Board shall have the right to determine whether the termination of a grantee’s employment is a dismissal for cause and the date of termination in such case, which date the Board may retroactively deem to be the date of the action that is cause for dismissal. Such determinations of the Board shall be final, binding and conclusive.

       1.6.5 The term “cause,” when used in connection with termination of a grantee’s employment, shall have the meaning set forth in any then-effective employment agreement between the grantee and the Company or a subsidiary thereof. In the absence, of or in addition to, as the case may be, such an employment agreement provision, “cause” means: (a) conviction of any crime (whether or not involving the Company) constituting a felony in the jurisdiction involved; (b) engaging in any substantiated act involving moral turpitude; (c) engaging in any act which, in each case, subjects, or if generally known would subject, the Company to public ridicule or embarrassment; (d) material violation of the Company’s policies, including, without limitation, those relating to sexual harassment or the disclosure or misuse of confidential information; (e) serious neglect or misconduct in the performance of the grantee’s duties for the Company or a subsidiary or willful or repeated failure or refusal to perform such duties; in each case as determined by the Board, which determination shall be final, binding and conclusive.

ARTICLE II
AWARDS UNDER THE PLAN

2.1 Agreements Evidencing Awards

       Each award granted under the Plan shall be evidenced by a written agreement (“Plan Agreement”) which shall contain such provisions as the Board in its discretion deems necessary or desirable. Such provisions may include, without limitation, a requirement that the grantee become a party to a shareholders’ agreement with respect to any shares of Stock acquired pursuant to the award, a requirement that the grantee acknowledge that such shares are acquired for investment purposes only, and a right of first refusal exercisable by the Company in the event that the grantee wishes to transfer any such shares. The Board may grant awards in tandem with or in substitution for any other award or awards granted under this Plan or any award granted under any other plan of the Company or any subsidiary. Payments or transfers to be made by the Company or any subsidiary upon the grant, exercise or payment of an award may be made in such form as the Board shall determine, including cash, shares of Stock, other securities, other awards or other property and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules established by the Board. By accepting an award pursuant to the Plan, a  grantee thereby agrees that the award shall be subject to all of the terms and provisions of the Plan and the applicable Plan Agreement.

2.2 No Rights as a Shareholder

       No grantee of an option or stock appreciation right (or other person having the right to exercise such award) shall have any of the rights of a shareholder of the Company with respect to shares subject to such award until the issuance of a stock certificate to such person for such shares.

2.3 Grant of Stock Options and Stock Appreciation Rights

       2.3.1 The Board may grant incentive stock options and nonqualified stock options (collectively, “options”) to purchase shares of the Common Stock from the Company, to such key persons, in such amounts and subject to such terms and conditions, as the Board shall determine in its discretion, subject to the provisions of the Plan.

       2.3.2 The Board may grant stock appreciation rights to such key persons, in such amounts and subject to such terms and conditions, as the Board shall determine in its discretion, subject to the provisions of the Plan. Stock appreciation rights may be granted in connection with all or any part of, or independently of, any option granted under the Plan. A stock appreciation right granted in connection with a nonqualified stock option may be granted at or after the time of grant of such option. A stock appreciation right granted in connection with an incentive stock option may be granted only at the time of grant of such option.

       2.3.3 The grantee of a stock appreciation right shall have the right, subject to the terms of the Plan and the applicable Plan Agreement, to receive from the Company an amount equal to (a) the excess of the Fair Market Value of a share of the Common Stock on the date of exercise of the stock appreciation right over (b) the exercise price of such right as set forth in the Plan Agreement (or over the option exercise price if the stock appreciation right is granted in connection with an option), multiplied by (c) the number of shares with respect to which the stock appreciation right is exercised. Payment upon exercise of a stock appreciation right shall be in cash or in shares of the Common Stock (valued at their Fair Market Value on the date of exercise of the stock appreciation right) or both, all as the Board shall determine in its discretion. Upon the exercise of a stock appreciation right granted in connection with an option, the number of shares subject to the option shall be correspondingly reduced by the number of shares with respect to which the stock appreciation right is exercised. Upon the exercise of an option in connection with which a stock appreciation right has been granted, the number of shares subject to the stock appreciation right shall be correspondingly reduced by the number of shares with respect to which the option is exercised.

         2.3.4 Each Plan Agreement with respect to an option shall set forth the amount (the “option exercise price”) payable by the grantee to the Company upon exercise of the option evidenced thereby. The option exercise price per share shall be determined by the Board in its discretion; provided, however, that the option exercise price of an incentive stock option shall be at least 100% of the Fair Market Value of a share of the Common Stock on the date the option is granted, and provided further that in no event shall the option exercise price be less than the par value of a share of the Common Stock.

       2.3.5 Each Plan Agreement with respect to an option or stock appreciation right shall set forth the periods during which the award evidenced thereby shall be exercisable, whether in whole or in part. Such periods shall be determined by the Board in its discretion; provided, however, that no incentive stock option (or a stock appreciation right granted in connection with an incentive stock option) shall be exercisable more than 10 years after the date of grant.

       2.3.6 The Board may in its discretion include in any Plan Agreement with respect to an option (the “original option”) a provision that an additional option (the “additional option”) shall be granted to any grantee who, pursuant to Section 2.4.3(b), delivers shares of the Common Stock in partial or full payment of the exercise price of the original option. The additional option shall be for a number of shares of the Common Stock equal to the number thus delivered, shall have an exercise price equal to the Fair Market Value of a share of the Common Stock on the date of exercise of the  original option, and shall have an expiration date no later than the expiration date of the original option. In the event that a Plan Agreement provides for the grant of an additional option, such Agreement shall also provide that the exercise price of the original option be no less than the Fair Market Value of a share of Stock on its date of grant, and that any shares that are delivered pursuant to Section 2.4.3(b) in payment of such exercise price shall have been held for at least six months.

       2.3.7 To the extent that the aggregate Fair Market Value (determined as of the time the option is granted) of the stock with respect to which incentive stock options granted under this Plan and all other plans of the Company and any subsidiary are first exercisable by any employee during any calendar year shall exceed the maximum limit (currently, $100,000), if any, imposed from time to time under section 422 of the Code, such options shall be treated as nonqualified stock options.

       2.3.8 Notwithstanding the provisions of Sections 2.3.4 and 2.3.5, to the extent required under section 422 of the Code, an incentive stock option may not be granted under the Plan to an individual who, at the time the option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of his employer corporation or of its parent or subsidiary corporations (as such ownership may be determined for purposes of section 422(b)(6) of the Code) unless (a) at the time such incentive stock option is granted the option exercise price is at least 110% of the Fair Market Value of the shares subject thereto and (b) the incentive stock option by its terms is not exercisable after the expiration of 5 years from the date it is granted.

2.4 Exercise of Options and Stock Appreciation Rights

       Subject to the provisions of this Article II, each option or stock appreciation right granted under the Plan shall be exercisable as follows:

       2.4.1 Unless the applicable Plan Agreement otherwise provides, an option or stock appreciation right may be exercised from time to time as to all or part of the shares as to which such award is then exercisable (but, in any event, only for whole shares). A stock appreciation right granted in connection with an option may be exercised at any time when, and to the same extent that, the related option may be exercised. An option or stock appreciation right shall be exercised by the filing of a written notice with the Company, on such form and in such manner as the Board shall prescribe.

       2.4.2 Any written notice of exercise of an option shall be accompanied by payment for the shares being purchased. Such payment shall be made: (a) by certified or official bank check (or the equivalent thereof acceptable to the Company) for the full option exercise price; or (b) unless the applicable Plan Agreement provides otherwise, by delivery of shares of the Common Stock (which, if acquired pursuant to exercise of a stock option, were acquired at least six months prior to the option exercise date) and having a Fair Market Value (determined as of the exercise date) equal to all or part of the option exercise price and a certified or official bank check (or the equivalent thereof acceptable to the Company) for any remaining portion of the full option exercise price; or (c) at the discretion of the Board and to the extent permitted by law, by such other provision as the Board may from time to time prescribe.

       2.4.3 Promptly after receiving payment of the full option exercise price, or after receiving notice of the exercise of a stock appreciation right for which payment will be made partly or entirely in shares, the Company shall, subject to the provisions of Section 3.3 (relating to certain restrictions), deliver to the grantee or to such other person as may then have the right to exercise the award, a certificate or certificates for the shares of the Common Stock for which the award has been exercised. If the method of payment employed upon option exercise so requires, and if applicable law permits, an optionee may direct the Company to deliver the certificate(s) to the optionee’s stockbroker.

2.5 Termination of Employment; Death

       2.5.1 Except to the extent otherwise provided in Section 2.5.2 or 2.5.3 or in the applicable Plan Agreement, all options and stock appreciation rights not theretofore exercised shall terminate upon termination of the grantee’s employment for any reason (including death).

       2.5.2 If a grantee’s employment terminates for any reason other than death or dismissal for cause, the grantee may exercise any outstanding option or stock appreciation right on the following terms and conditions: (a) exercise may be made only to the extent that the grantee was entitled to exercise the award on the date of employment termination; and (b) exercise must occur within 90 days after employment terminates, except that this 90 day period shall be increased to one year if the termination is by reason of disability, but in no event after the expiration date of the award as set forth in the Plan Agreement. In the case of an incentive stock option, the term “disability” for purposes of the preceding sentence shall have the meaning given to it by section 422(c)(6) of the Code.

       2.5.3 If a grantee dies while employed by the Company or any subsidiary, or after employment termination but during the period in which the grantee’s awards are exercisable pursuant to Section 2.5.2, any outstanding option or stock appreciation right shall be exercisable on the following terms and conditions: (a) exercise may be made only to the extent that the grantee was entitled to exercise the award on the date of death; and (b) exercise must occur by the earlier of the first anniversary of the grantee’s death or the expiration date of the award. Any such exercise of an award following a grantee’s death shall be made only by the grantee’s executor or administrator, unless the grantee’s will specifically disposes of such award, in which case such exercise shall be made only by the recipient of such specific disposition. If a grantee’s personal representative or the recipient of a specific disposition under the grantee’s will shall be entitled to exercise any award pursuant to the preceding sentence, such representative or recipient shall be bound by all the terms and conditions of the Plan and the applicable Plan Agreement which would have applied to the grantee including, without limitation, the provisions of Sections 3.3 and 3.7 hereof.

2.6 Grant of Restricted Stock

       2.6.1 The Board may grant restricted shares of Stock to such key persons, in such amounts, and subject to such terms and conditions as the Board shall determine in its discretion, subject to the provisions of the Plan. Restricted stock awards may be made independently of or in connection with any other award under the Plan. A grantee of a restricted stock award shall have no rights with respect to such award unless such grantee accepts the award within such period as the Board shall specify by executing a Plan Agreement in such form as the Board shall determine and, if the Board shall so require, makes payment to the Company by certified or official bank check (or the equivalent thereof acceptable to the Company) in such amount as the Board may determine.

       2.6.2 Promptly after a grantee accepts a restricted stock award, the Company shall issue in the grantee’s name a certificate or certificates for the shares of the Common Stock covered by the award. Upon the issuance of such certificate(s), the grantee shall have the rights of a shareholder with respect to the restricted stock, subject to the nontransferability restrictions and Company repurchase rights described in Sections 2.6.4 and 2.6.5 and to such other restrictions and conditions as the Board in its discretion may include in the applicable Plan Agreement.

       2.6.3 Unless the Board shall otherwise determine, any certificate issued evidencing shares of restricted stock shall remain in the possession of the Company until such shares are free of any restrictions specified in the applicable Plan Agreement.

       2.6.4 Shares of restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided in this Plan or the applicable Plan Agreement. The Board at the time of grant shall specify the date or dates (which may depend upon or be related to the attainment of performance goals and other conditions) on which the nontransferability of the restricted stock shall lapse. Unless the applicable Plan Agreement provides otherwise, additional shares of Stock or other property distributed to the grantee in respect of shares of restricted stock, as dividends or otherwise, shall be subject to the same restrictions applicable to such restricted stock.

       2.6.5 During the 120 days following termination of the grantee’s employment for any reason, the Company shall have the right to require the return of any shares to which restrictions on  transferability apply, in exchange for which the Company shall repay to the grantee (or the grantee’s estate) any amount paid by the grantee for such shares.

2.7 Grant of Restricted Stock Units

       2.7.1 The Board may grant awards of restricted stock units to such key persons, in such amounts, and subject to such terms and conditions as the Board shall determine in its discretion, subject to the provisions of the Plan. Restricted stock units may be awarded independently of or in connection with any other award under the Plan.

       2.7.2 At the time of grant, the Board shall specify the date or dates on which the restricted stock units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate. In the event of the termination of the grantee’s employment by the Company and its subsidiaries for any reason, restricted stock units that have not become nonforfeitable shall be forfeited and cancelled. The Board at any time may accelerate vesting dates and otherwise waive or amend any conditions of an award of restricted stock units.

       2.7.3 At the time of grant, the Board shall specify the maturity date applicable to each grant of restricted stock units, which may be determined at the election of the grantee. Such date may be later than the vesting date or dates of the award. On the maturity date, the Company shall transfer to the grantee one unrestricted, fully transferable share of the Common Stock for each restricted stock unit scheduled to be paid out on such date and not previously forfeited. The Board shall specify the purchase price, if any, to be paid by the grantee to the Company for such shares of the Common Stock.

2.8 Other Stock-Based Awards

       The Board may grant other types of stock-based awards (including the grant of unrestricted shares) to such key persons, in such amounts and subject to such terms and conditions, as the Board shall in its discretion determine, subject to the provisions of the Plan. Such awards may entail the transfer of actual shares of the Common Stock to Plan participants, or payment in cash or otherwise of amounts based on the value of shares of the Common Stock.

ARTICLE III
MISCELLANEOUS

3.1 Amendment of the Plan; Modification of Awards

       3.1.1 The Board may from time to time suspend, discontinue, revise or amend the Plan in any respect whatsoever, except that no such amendment shall materially impair any rights or materially increase any obligations under any award theretofore made under the Plan without the consent of the grantee (or, after the grantee’s death, the person having the right to exercise the award). For purposes of this Section 3.1, any action of the Board or the Board that alters or affects the tax treatment of any award shall not be considered to materially impair any rights of any grantee.

       3.1.2 Stockholder approval of any amendment shall be obtained to the extent necessary to comply with section 422 of the Code (relating to incentive stock options) or other applicable law or regulation.

       3.1.3 The Board may amend any outstanding Plan Agreement, including, without limitation, by amendment which would accelerate the time or times at which the award becomes unrestricted or may be exercised, or waive or amend any goals, restrictions or conditions set forth in the Agreement. However, any such amendment (other than an amendment pursuant to Section 3.7.2, relating to change in control) that materially impairs the rights or materially increases the obligations of a grantee under an outstanding award shall be made only with the consent of the grantee (or, upon the grantee’s death, the person having the right to exercise the award).

3.2 Tax Withholding

       3.2.1 As a condition to the receipt of any shares of the Common Stock pursuant to any award or the lifting of restrictions on any award, or in connection with any other event that gives rise to a federal or other governmental tax withholding obligation on the part of the Company relating to an award (including, without limitation, FICA tax), the Company shall be entitled to require that the grantee remit to the Company an amount sufficient in the opinion of the Company to satisfy such withholding obligation.

       3.2.2 If the event giving rise to the withholding obligation is a transfer of shares of the Common Stock, then, unless otherwise specified in the applicable Plan Agreement, the grantee may satisfy the withholding obligation imposed under Section 3.2.1 by electing to have the Company withhold shares of the Common Stock having a Fair Market Value equal to the amount of tax to be withheld. For this purpose, Fair Market Value shall be determined as of the date on which the amount of tax to be withheld is determined (and any fractional share amount shall be settled in cash).

3.3 Restrictions

       3.3.1 If the Board shall at any time determine that any consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any award under the Plan, the issuance or purchase of shares or other rights thereunder, or the taking of any other action thereunder (each such action being hereinafter referred to as a “plan action”), then such plan action shall not be taken, in whole or in part, unless and until such consent shall have been effected or obtained to the full satisfaction of the Board.

       3.3.2 The term “consent” as used herein with respect to any plan action means (a) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, rule or regulation, (b) any and all written agreements and representations by the grantee with respect to the disposition of shares, or with respect to any other matter, which the Board shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made and (c) any and all consents, clearances and approvals in respect of a plan action by any governmental or other regulatory bodies.

3.4 Nonassignability

       Except to the extent otherwise provided in the applicable Plan Agreement, no award or right granted to any person under the Plan shall be assignable or transferable other than by will or by the laws of descent and distribution, and all such awards and rights shall be exercisable during the life of the grantee only by the grantee or the grantee’s legal representative.

3.5 Notification of Election Under Code Section 83(b)

       If any grantee shall, in connection with the acquisition of shares of the Common Stock under the Plan, make the election permitted under section 83(b) of the Code (that is, an election to include in gross income in the year of transfer the amounts specified in section 83(b)), such grantee shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Code section 83(b).

3.6 Notification Upon Disqualifying Disposition

       If any grantee shall make any disposition of shares of the Common Stock issued pursuant to the exercise of an incentive stock option under the circumstances described in section 421(b) of the Code (relating to certain disqualifying dispositions), such grantee shall notify the Company of such disposition within 10 days thereof.

3.7 Adjustment Upon Changes in Stock

       3.7.1 Shares Available for Grants . In the event of any change in the number of shares of Stock outstanding by reason of any stock dividend or split, reverse stock split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change, the maximum number of shares of the Common Stock with respect to which the Board may grant awards under Article II hereof, as described in Section 1.5.1, and the individual annual limit described in Section 1.5.2, shall be appropriately adjusted by the Board. In the event of any change in the number of shares of the Common Stock outstanding by reason of any other event or transaction, the Board may, but need not, make such adjustments in the number and class of shares of the Common Stock with respect to which awards: (i) may be granted under Article II hereof and (ii) granted to any one employee of the Company or a subsidiary during any one calendar year, in each case as the Board may deem appropriate, unless such adjustment would cause any award that would otherwise qualify as performance based compensation with respect to a “162(m) covered employee” (as defined in Section 162 of the Code), to cease to so qualify.

       3.7.2 Outstanding Restricted Stock and Restricted Stock Units . Unless the Board in its absolute discretion otherwise determines, any securities or other property (including dividends paid in cash) received by a grantee with respect to a share of restricted stock, the issue date with respect to which occurs prior to such event, but which has not vested as of the date of such event, as a result of any dividend, stock split, reverse stock split, recapitalization, merger, consolidation, combination, exchange of shares or otherwise will not vest until such share of restricted stock vests, and shall be promptly deposited with the Company or otherwise treated as was the certificate for the underlying share of restricted stock, pursuant to Section 2.6.3 hereof.

       The Board may, in its absolute discretion, adjust any grant of shares of restricted stock, the issue date with respect to which has not occurred as of the date of the occurrence of any of the following events, or any grant of restricted stock units, to reflect any dividend, stock split, reverse stock split, recapitalization, merger, consolidation, combination, exchange of shares or similar corporate change as the Board may deem appropriate to prevent the enlargement or dilution of rights of grantees.

       3.7.3 Outstanding Options and Stock Appreciation Rights — Increase or Decrease in Issued Shares Without Consideration . Subject to any required action by the stockholders of the Company, in the event of any increase or decrease in the number of issued shares of Stock resulting from a subdivision or consolidation of shares of Stock or the payment of a stock dividend (but only on the shares of Stock), or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company, the Board shall proportionally adjust the number of shares of the Common Stock subject to each outstanding option and stock appreciation right, and the exercise price-per-share of the Common Stock of each such option and stock appreciation right.

         3.7.4 Outstanding Options and Stock Appreciation Rights — Certain Mergers . Subject to any required action by the stockholders of the Company, in the event that the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Stock receive securities of another corporation), each option and stock appreciation right outstanding on the date of such merger or consolidation shall pertain to and apply to the securities which a holder of the number of shares of the Common Stock subject to such option or stock appreciation right would have received in such merger or consolidation.

       3.7.5 Outstanding Options and Stock Appreciation Rights — Certain Other Transactions . In the event of (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company’s assets, (iii) a merger or consolidation involving the Company in which the Company is not the surviving corporation or (iv) a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of the Common Stock receive securities of another corporation and/or other property, including cash, the Board shall, in its absolute discretion, have the power to:

(i)
cancel, effective immediately prior to the occurrence of such event, each option and stock appreciation right outstanding immediately prior to such event (whether or not then exercisable), and, in full  consideration of such cancellation, pay to the grantee to whom such option or stock appreciation right  was granted an amount in cash, for each share of the Common Stock subject to such option or stock appreciation right, respectively, equal to the excess of (x) the value, as determined by the Board in its absolute discretion, of the property (including cash) received by the holder of a share of the Common Stock as a result of such event over (y) the exercise price of such option or stock appreciation   right;

(ii)
cancel, effective immediately prior to the occurrence of such event, each option and stock appreciation right outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the grantee to whom such option or stock appreciation right was granted, for each share of the Common Stock subject to such option or stock appreciation right, respectively, the property (including cash) received by the holder of a share of the Common Stock as a result of such event; or

(iii)
provide for the exchange of each option and stock appreciation right outstanding immediately prior  to such event (whether or not then exercisable) for an option on or stock appreciation right with respect to, as appropriate, some or all of the property which a holder of the number of shares of the Common Stock subject to such option or stock appreciation right would have received and, incident thereto, make an equitable adjustment as determined by the Board in its absolute discretion in the exercise price of the option or stock appreciation right, or the number of shares or amount of property subject to the option or stock appreciation right or, if appropriate, provide for a cash payment to the grantee to whom such option or stock appreciation right was granted in partial consideration for the exchange of the option or stock appreciation right.

       3.7.6 Outstanding Options and Stock Appreciation Rights — Other Changes . In the event of any change in the capitalization of the Company or a corporate change other than those specifically referred to in Sections 3.7.3, 3.7.4 or 3.7.5 hereof, the Board may, in its absolute discretion, make such adjustments in the number and class of shares subject to options and stock appreciation rights outstanding on the date on which such change occurs and in the per-share exercise price of each such option and stock appreciation right as the Board may consider appropriate to prevent dilution or enlargement of rights. In addition, if and to the extent the Board determines it is appropriate, the Board may elect to cancel each option and stock appreciation right outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the grantee to whom such option or stock appreciation right was granted an amount in cash, for each share of the Common Stock subject to such option or stock appreciation right, respectively, equal to the excess of (i) the Fair Market Value of the Common Stock on the date of such cancellation over (ii) the exercise price of such option or stock appreciation right.

       3.7.7 No Other Rights . Except as expressly provided in the Plan, no grantee shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of the Company or any other corporation. Except as expressly provided in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of the Common Stock subject to an award or the exercise price of any option or stock appreciation right. Except as otherwise provided in Section 3.7, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

3.8 Right of Discharge Reserved

       Nothing in the Plan or in any Plan Agreement shall confer upon any grantee the right to continue in the employ of the Company or affect any right which the Company may have to terminate such employment.

3.9 Nature of Payments

       3.9.1 Any and all grants of awards and issuances of shares of the Common Stock under the Plan shall be in consideration of services performed for the Company by the grantee.

       3.9.2 All such grants and issuances shall constitute a special incentive payment to the grantee and shall not be taken into account in computing the amount of salary or compensation of the grantee for the purpose of determining any benefits under any pension, retirement, profit-sharing, bonus, life insurance or other benefit plan of the Company or under any agreement between the Company and the grantee, unless such plan or agreement specifically provides otherwise.

3.10 Non-Uniform Determinations

       The Board’s determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Board shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Plan agreements, as to (a) the persons to receive awards under the Plan, (b) the terms and provisions of awards under the Plan, and (c) the treatment of leaves of absence pursuant to Section 1.6.4.

3.11 Other Payments or Awards

       Nothing contained in the Plan shall be deemed in any way to limit or restrict the Company from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

3.12 Section Headings

       The section headings contained herein are for the purpose of convenience only and are not intended to define or limit the contents of the sections.

3.13 Effective Date and Term of Plan

       3.13.1 The Plan was adopted by the Board on December 20, 2010, subject to approval by the Company’s stockholders. All awards under the Plan prior to such stockholder approval are subject in their entirety to such approval. If such approval is not obtained prior to the first anniversary of the date of adoption of the Plan, the Plan and all awards thereunder shall terminate on that date.

       3.13.2 Unless sooner terminated by the Board, the Plan will terminate on the close of business on December 20, 2020, ten years from the original effective date. All awards made under the Plan prior to its termination shall remain in effect until such awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable Plan Agreements.

3.14 Governing Law

       All rights and obligations under the Plan shall be construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflict of laws.

Exhibit H

NRS 92A.300 Definitions. As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.

(Added to NRS by 1995, 2086)

NRS 92A.305 "Beneficial stockholder" defined. "Beneficial stockholder" means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

(Added to NRS by 1995, 2087)

NRS 92A.310 "Corporate action" defined. "Corporate action" means the action of a domestic corporation.

(Added to NRS by 1995, 2087)

NRS 92A.315 "Dissenter" defined. "Dissenter" means a stockholder who is entitled to dissent from a domestic corporation's action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.

(Added to NRS by 1995, 2087; A 1999, 1631)

NRS 92A.320 "Fair value" defined. "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

(Added to NRS by 1995, 2087)

NRS 92A.325 "Stockholder" defined. "Stockholder" means a stockholder of record or a beneficial stockholder of a domestic corporation.

(Added to NRS by 1995, 2087)

NRS 92A.330 "Stockholder of record" defined. "Stockholder of record" means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee's certificate on file with the domestic corporation.

(Added to NRS by 1995, 2087)

NRS 92A.335 "Subject corporation" defined. "Subject corporation" means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter's rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

(Added to NRS by 1995, 2087)

NRS 92A.340 Computation of interest. Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.

(Added to NRS by 1995, 2087)

NRS 92A.350 Rights of dissenting partner of domestic limited partnership. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

(Added to NRS by 1995, 2088)

NRS 92A.360 Rights of dissenting member of domestic limited-liability company. The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

(Added to NRS by 1995, 2088)

NRS 92A.370 Rights of dissenting member of domestic nonprofit corporation.

1. Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

2. Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in CHAPTER 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

(Added to NRS by 1995, 2088)

NRS 92A.380 Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.

1. Except as otherwise provided in NRS 92A.370 and 92A.390, any stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

(a) Consummation of a conversion or plan of merger to which the domestic corporation is a constituent entity:

(1) If approval by the stockholders is required for the conversion or merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the conversion or plan of merger; or

(2) If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.

(b) Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner's interests will be acquired, if his shares are to be acquired in the plan of exchange.

(c) Any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

(d) Any corporate action not described in paragraph (a), (b) or (c) that will result in the stockholder receiving money or scrip instead of fractional shares except where the stockholder would not be entitled to receive such payment pursuant to NRS 78.205, 78.2055 or 78.207.

2. A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.

3. From and after the effective date of any corporate action described in subsection 1, no stockholder who has exercised his right to dissent pursuant to NRS 92A.300 to 92A.500, inclusive, is entitled to vote his shares for any purpose or to receive payment of dividends or any other distributions on shares. This subsection does not apply to dividends or other distributions payable to stockholders on a date before the effective date of any corporate action from which the stockholder has dissented.

(Added to NRS by 1995, 2087; A 2001, 1414, 3199; 2003, 3189; 2005, 2204; 2007, 2438)

NRS 92A.390 Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger.

1. There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:

(a) The articles of incorporation of the corporation issuing the shares provide otherwise; or

(b) The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:

(1) Cash, owner's interests or owner's interests and cash in lieu of fractional owner's interests of:

(I) The surviving or acquiring entity; or

(II) Any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner's interests of record; or

(2) A combination of cash and owner's interests of the kind described in sub-subparagraphs (I) and (II) of subparagraph (1) of paragraph (b).

2. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

(Added to NRS by 1995, 2088)

NRS 92A.400 Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.

1. A stockholder of record may assert dissenter's rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter's rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.

2. A beneficial stockholder may assert dissenter's rights as to shares held on his behalf only if:

(a) He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter's rights; and

(b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote.

(Added to NRS by 1995, 2089)

NRS 92A.410 Notification of stockholders regarding right of dissent.

1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters' rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.

2. If the corporate action creating dissenters' rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters' rights that the action was taken and send them the dissenter's notice described in NRS 92A.430.

(Added to NRS by 1995, 2089; A 1997, 730)

NRS 92A.420 Prerequisites to demand for payment for shares.

1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, a stockholder who wishes to assert dissenter's rights:

(a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

(b) Must not vote his shares in favor of the proposed action.

2. If a proposed corporate action creating dissenters' rights is taken by written consent of the stockholders, a stockholder who wishes to assert dissenters' rights must not consent to or approve the proposed corporate action.

3. A stockholder who does not satisfy the requirements of subsection 1 or 2 and NRS 92A.400 is not entitled to payment for his shares under this chapter.

(Added to NRS by 1995, 2089; A 1999, 1631; 2005, 2204)

NRS 92A.430 Dissenter's notice: Delivery to stockholders entitled to assert rights; contents.

1. The subject corporation shall deliver a written dissenter's notice to all stockholders entitled to assert dissenters' rights.

2. The dissenter's notice must be sent no later than 10 days after the effectuation of the corporate action, and must:

(a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

(b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

(c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter's rights certify whether or not he acquired beneficial ownership of the shares before that date;

(d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and

(e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

(Added to NRS by 1995, 2089; A 2005, 2205)

NRS 92A.440 Demand for payment and deposit of certificates; retention of rights of stockholder.

1. A stockholder to whom a dissenter's notice is sent must:

(a) Demand payment;

(b) Certify whether he or the beneficial owner on whose behalf he is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenter's notice for this certification; and

(c) Deposit his certificates, if any, in accordance with the terms of the notice.

2. The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.

3. The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter's notice, is not entitled to payment for his shares under this chapter.

(Added to NRS by 1995, 2090; A 1997, 730; 2003, 3189)

NRS 92A.450 Uncertificated shares: Authority to restrict transfer after demand for payment; retention of rights of stockholder.

1. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

2. The person for whom dissenter's rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.

(Added to NRS by 1995, 2090)

NRS 92A.460 Payment for shares: General requirements.

1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

(a) Of the county where the corporation's principal office is located;

(b) If the corporation's principal office is not located in this State, in Carson City; or

(c) At the election of any dissenter residing or having its principal office in this State, of the county where the dissenter resides or has its principal office.

The court shall dispose of the complaint promptly.

2. The payment must be accompanied by:

(a) The subject corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any;

(b) A statement of the subject corporation's estimate of the fair value of the shares;

(c) An explanation of how the interest was calculated;

(d) A statement of the dissenter's rights to demand payment under NRS 92A.480; and

(e) A copy of NRS 92A.300 to 92A.500, inclusive.

(Added to NRS by 1995, 2090; A 2007, 2704)

NRS 92A.470 Payment for shares: Shares acquired on or after date of dissenter's notice.

1. A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter's notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.

2. To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters' right to demand payment pursuant to NRS 92A.480.

(Added to NRS by 1995, 2091)

NRS 92A.480 Dissenter's estimate of fair value: Notification of subject corporation; demand for payment of estimate.

1. A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.

2. A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.

(Added to NRS by 1995, 2091)

NRS 92A.490 Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.

1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

2. A subject corporation shall commence the proceeding in the district court of the county where its principal office is located. If the principal office of the subject corporation is not located in the State, it shall commence the proceeding in the county where the principal office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located. If the principal office of the subject corporation and the domestic corporation merged with or whose shares were acquired is not located in this State, the subject corporation shall commence the proceeding in the district court in Carson City.

3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

5. Each dissenter who is made a party to the proceeding is entitled to a judgment:

(a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or

(b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

(Added to NRS by 1995, 2091; A 2007, 2705)

NRS 92A.500 Legal proceeding to determine fair value: Assessment of costs and fees.

1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

(b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

4. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

5. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.

(Added to NRS by 1995, 2092)